Exhibit 10.5

[EXECUTION COPY]

$315,000,000

NOVAMERICAN STEEL FINCO INC.

11.5% Senior Secured Notes due 2015

Purchase Agreement

November 14, 2007

J.P. Morgan Securities Inc.
  As Representative of the
  several Initial Purchasers listed
  in Schedule 1 hereto
c/o J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York  10017

Ladies and Gentlemen:

Novamerican Steel Finco Inc., a Delaware corporation (the “Issuer”), proposes to issue and sell to the several initial purchasers listed in Schedule 1 hereto (the “Initial Purchasers”), for whom you are acting as representative (the “Representative”), $315,000,000 principal amount of its 11.5% Senior Secured Notes due 2015 (the “Securities”). The Securities will be issued pursuant to an Indenture to be dated as of November 15, 2007 (the “Indenture”), among the Issuer, the guarantors listed in Schedule 2 hereto (the “Guarantors”) and The Bank of New York, as trustee (in such capacity, the “Trustee”), and will be guaranteed on a senior secured basis by each of the Guarantors (the “Guarantees”).

The Securities will be sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom and without the filing of a prospectus with any Canadian Securities Commission or similar regulator authority under the securities laws, rules, regulations and written policy statements of any province in Canada (collectively, the “Canadian Securities Laws”), in reliance on exemptions from the prospectus requirements of the applicable Canadian Securities Laws. The Issuer has prepared a preliminary offering memorandum dated October 29, 2007 (the “U.S. Preliminary Offering Memorandum”) and a Canadian preliminary offering memorandum of the same date (the “Canadian Preliminary Offering Memorandum” and, together with the U.S. Preliminary Offering Memorandum, the “Preliminary Offering Memorandum”) and will prepare an offering memorandum dated the date hereof (the “U.S. Offering Memorandum”) and a Canadian offering memorandum of the same date (the “Canadian Offering Memorandum” and, together with the U.S. Offering Memorandum, the “Offering Memorandum”) setting forth information concerning the Issuer and the Securities. Copies of the Preliminary Offering

Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Issuer to the Initial Purchasers pursuant to the terms of this Agreement. The Issuer hereby confirms that it has authorized the use of the Preliminary Offering Memorandum, the other Time of Sale Information (as defined below) and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement.

At or prior to the time when sales of the Securities were first made (the “Time of Sale”), the following information shall have been prepared (collectively, the “Time of Sale Information”):  the Preliminary Offering Memorandum, as supplemented and amended by the written communications listed on Annex A hereto.

The Issuer is a direct wholly-owned subsidiary of Novamerican Steel Holdings Inc., a Delaware corporation (“Holdings”), which is a direct wholly-owned subsidiary of Symmetry Holdings Inc., a Delaware corporation and a public company (“Symmetry”). 632421 N.B. Ltd., a New Brunswick corporation (“Can Sub 1”), is a direct wholly-owned subsidiary of the Issuer. Can Sub 1 will continue as a Canada Business Corporations Act (“CBCA”) corporation as part of the Transactions (as defined below). 632422 N.B. Ltd., a New Brunswick corporation (“Can Sub 2”), is a direct wholly-owned subsidiary of Can Sub 1 and is called “Acquisitionco” in the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum as well as in the Arrangement Agreement (as defined below).

On or prior to the Closing Date (as defined below), the Issuer, the Guarantors and their respective subsidiaries will complete a series of transactions described under the heading “Summary ―The Transactions” in the Preliminary Offering Memorandum (such transactions, the “Transactions”) such that, upon completion thereof, Novamerican Steel Inc., a Canadian corporation (“NSI”), will be acquired by the Issuer.

As part of the Transactions, (i) on or prior to November 13, 2007, each of 156499 Canada Inc., 165948 Canada Inc. and Mc Kendwell Investments Inc, in each case a Canadian corporation, will reduce its stated capital account to Cdn.$1.00 and immediately thereafter liquidate and wind-up and commence dissolution, (ii) Acier Metco Inc., a Quebec company, will liquidate and wind-up into Nova Steel Ltd., a Canadian corporation, (iii) pursuant to the terms of the Arrangement Agreement dated as of June 21, 2007 (the “Arrangement Agreement”), by and among Symmetry, Can Sub 2 and NSI, Can Sub 2 will acquire all of the outstanding common shares of NSI by way of a court-approved statutory plan of arrangement (the “Plan of Arrangement”) under the CBCA (the “Acquisition”), (iv) Can Sub 2 will transfer all of the outstanding common shares of NSI so acquired to Can Sub 1, (v) Can Sub 1 and NSI will be amalgamated under the CBCA to form Novamerican Steel Inc., a Canadian corporation (“Amalco 1”), (vi) Amalco 1 will transfer the U.S. Subsidiary Indebtedness (as such term is defined in the Arrangement Agreement) and all of the outstanding shares of Integrated Steel Industries Inc., a Delaware corporation (“ISI”) and, immediately prior to such transfer, the direct or indirect parent of all other U.S. subsidiaries of NSI, to the Issuer, (vii) Nova Tube Inc. and Argo Steel Ltd., each of which is a Québec company, will reduce its stated capital account to Cdn.$1.00 and immediately thereafter liquidate and wind-up into Amalco 2 and (viii) Amalco 1, Nova Steel Ltd., Cresswell Industries Inc., Nova Steel Processing Centre Ltd. and Nova Tube Ontario Inc., each of which is a Canadian corporation, will reduce its stated capital to Cdn.$1.00 and immediately thereafter amalgamate under the CBCA to form Novamerican Steel Inc., a Canadian corporation (“Novamerican Steel”). In addition, (i) Chriscorp ULC, a Nova Scotia unlimited liability company and previously an indirect wholly-owned subsidiary of NSI, was liquidated on October 31, 2007, (ii) Annaco General Partnerhsip, a Delaware general partnership, was liquidated on October 31, 2007, (iii) Hencorp LLC, a Delaware limited liability company and previously an indirectly wholly-owned subsidiary of NSI, will be liquidated as soon as practicable after the Closing Date and (iv) certain transitory holding companies will be formed and subsequently amalgamated with other companies described above.

Further, as part of the Transactions, (i) Symmetry, the Issuer and Can Sub 1 (the obligations of which will be assumed by operation of law by Novamerican Steel on the Closing Date) will enter into the Credit Agreement to be dated as of the Closing Date (the “Credit Agreement” and, together with the security documents related thereto, the “Credit Documents”), among Symmetry, the Issuer, Novamerican Steel, the lenders party thereto, the issuing banks party thereto, CIT Business Credit Canada Inc., as syndication agent, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian agent, pursuant to which the Issuer will be able to borrow up to $175,000,000 in senior secured revolving loans (of which Novamerican Steel will be able to borrow up to $125,000,000), (ii) the Issuer, the Guarantors and the Trustee will enter into the Indenture, (iii) the Issuer will issue the Securities pursuant to the Indenture, (iv) the Issuer and the Guarantors will enter into the Collateral Agreement to be dated as of the Closing Date (the “Collateral Agreement”), among the Issuer, the Guarantors and The Bank of New York, as collateral agent (in such capacity, the “U.S. Collateral Agent”), (v) the Issuer or the applicable Guarantor will enter into a mortgage or deed of trust (such mortgages and deeds of trust, the “Mortgages” and, together with the Collateral Agreement, the “Security Agreements”) in favor of the U.S. Collateral Agent, for the benefit of the Secured Parties, with respect to each of the properties listed on Schedule 3(a) hereto (collectively, the “Mortgaged Properties”), (vi) Can Sub 1 (the obligations of which will be assumed by operation of law by Novamerican Steel on the Closing Date) will issue two intercompany demand promissory notes (the “Intercompany Note”) to the Issuer in exchange for $125,000,000 in cash, (vii) Novamerican Steel will secure its obligations under the Intercompany Note pursuant to (a) the Canadian Collateral Agreement to be dated as of the Closing Date (the “Canadian Collateral Agreement”), among Novamerican Steel, the Issuer and BNY Trust Company of Canada, as collateral agent (the “Canadian Collateral Agent” and, together with the U.S. Collateral Agent, the “Collateral Agents”), and (b) a Quebec deed of hypothec, charging all of Novamerican Steel’s real (immovable) properties listed on Schedule 3(c) hereto located in the Province of Quebec and all of its personal (movable) property, to be dated as of the Closing Date (the “Quebec Hypothec”), among Novamerican Steel and the Canadian Collateral Agent, as fondé de pouvoir, for the benefit of the Issuer and its successors and assigns; and (c) a debenture granted by Novamerican Steel in favour of the Canadian Collateral Agent, for the benefit of the Issuer and its successors and assigns (the “Ontario Mortgage” and, together with the Canadian Collateral Agreement and the Quebec Hypothec, the “Canadian Security Agreements”; the Ontario Mortgage and the hypothec created under the Quebec Hypothec on the property listed on Schedule 3(c) hereto located in the Province of Quebec are collectively referred to as the “Canadian Mortgages”) with respect to the property listed on Schedule 3(c) hereto located in the Province of Ontario (this property, together with the property listed on Schedule 3(c) hereto located in the Province of Quebec, collectively, the “Canadian Mortgaged Properties”), (viii) the Issuer, Novamerican Steel and the Guarantors will enter into the Intercreditor Agreement to be dated as of the Closing Date (the “Intercreditor Agreement”), among the Issuer, the Guarantors, Novamerican Steel and certain other subsidiaries of Symmetry, the U.S. Collateral Agent and the Administrative Agent and (ix) the obligations of the Issuer and the Guarantors under the Securities and the Guarantees will be secured by a first-priority security interest in the first-priority collateral (as described in the Preliminary Offering Memorandum, the “First-Priority Collateral”), including the Intercompany Note, and by a second-priority security interest in the second-priority collateral (as described in the Preliminary Offering Memorandum, the “Second-Priority Collateral” and, together with the First-Priority Collateral, the “Collateral”), in each case in favor of the U.S. Collateral Agent for the benefit of the Trustee, the U.S. Collateral Agent, each holder of the Securities and their respective successors and assigns (collectively, the “Secured Parties”), in each case subject only to liens and encumbrances permitted by the Indenture and the Collateral Agreement.

The representations, warranties and agreements of Novamerican Steel and the Guarantors listed on Schedule 4 hereto (together with Novamerican Steel, collectively, the “Joining Parties”) under this Agreement shall not become effective until the consummation of the Acquisition and execution by the Issuer, Novamerican Steel and the Guarantors of a Joinder to Purchase Agreement, the form of which is attached hereto as Exhibit B (the “Joinder Agreement”), at which time such representations, warranties and agreements shall become effective as of the date hereof pursuant to the terms of the Joinder Agreement and each of the Joining Parties shall, without further action by any person, become a party to this Agreement.

Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement to be dated the Closing Date and substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Issuer and the Guarantors will agree to file one or more registration statements with the United States Securities and Exchange Commission (the “Commission”) providing for the registration under the Securities Act of the Securities or the Exchange Securities referred to (and as defined) in the Registration Rights Agreement (the “Exchange Securities”).

This Agreement, the Indenture (including each Guarantee set forth therein), the Securities, the Exchange Securities, the Joinder Agreement, the Security Agreements, the Intercreditor Agreement and the Registration Rights Agreement are collectively referred to herein as the “Note Documents”, and, together with the Arrangement Agreement, the Intercompany Note, the Canadian Security Agreements and the Credit Documents, are collectively referred to herein as the “Transaction Documents”.

As used in this Agreement, the term “Post Transaction Subsidiaries” means the subsidiaries of Symmetry after giving effect to the Transactions (including the Issuer), which subsidiaries are listed on Schedule 5(c)(2) hereto.

The Issuer hereby confirms its agreement with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows:

1.                                       Purchase and Resale of the Securities. (a)  The Issuer agrees to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial

Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Issuer the respective principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule 1 hereto at a price equal to 97.0% of the principal amount thereof plus accrued interest, if any, from November 15, 2007 to the Closing Date. The Issuer will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

(b)                                 The Issuer understands that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Time of Sale Information. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i)                                     it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) under the Securities Act;

(ii)                                  it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act (“Regulation D”) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and

(iii)                               it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except:

(A)                              within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act (“Rule 144A”) and, in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or

(B)                                in accordance with the restrictions set forth in Annex C hereto.

(c)                                  Each Initial Purchaser covenants that it will use its reasonable best efforts in order to not sell Securities to FMR Corp. (which carries on business as Fidelity Investments) or any trust, fund, or entity that is affiliated with FMR Corp.

(d)                                 Each Initial Purchaser acknowledges and agrees that the Issuer and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 6(f) and 6(g), counsel for the Issuer and counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above (including Annex C hereto), and each Initial Purchaser hereby consents to such reliance.

(e)                                  The Issuer acknowledges and agrees that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser.

(f)                                    Each of the Issuer, Novamerican Steel and the Guarantors acknowledge and agree that the Initial Purchasers are acting solely in the capacity of an arm’s length contractual counterparty to the Issuer, Novamerican Steel and the Guarantors with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as financial advisors or fiduciaries to, or agents of, the Issuer, Novamerican Steel, NSI, the Guarantors or any other person. Additionally, neither the Representative nor any other Initial Purchaser is advising the Issuer, Novamerican Steel, NSI, the Guarantors or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Issuer, Novamerican Steel, NSI and the Guarantors shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and neither the Representative nor any other Initial Purchaser shall have any responsibility or liability to the Issuer, Novamerican Steel, NSI or the Guarantors with respect thereto. Any review by the Representative or any Initial Purchaser of the Issuer, Novamerican Steel, NSI, the Guarantors and the transactions contemplated hereby, with respect to such transactions or other matters relating to such transactions, will be performed solely for the benefit of the Representative or such Initial Purchaser, as the case may be, and shall not be on behalf of the Issuer, Novamerican Steel, NSI, the Guarantors or any other person.

2.                                       Payment and Delivery. (a)  Payment for and delivery of the Securities will be made at the offices of Cravath, Swaine & Moore LLP, 825 Eighth Avenue, New York, NY 10019, at 10:00 A.M., New York City time, on November 15, 2007, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representative and the Issuer may agree upon in writing. The time and date of such payment and delivery is referred to herein as the “Closing Date”.

(b)                                 Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Issuer to the Representative against delivery to the nominee of The Depository Trust Company, for the account of the Initial Purchasers, of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Issuer. The Global Note will be made available for inspection by the Representative not later than 9:00 A.M., New York City time, on the Closing Date.

3.                                       Representations and Warranties of the Issuer, Novamerican Steel and the Guarantors. The Issuer, Novamerican Steel and the Guarantors jointly and severally represent and warrant to each Initial Purchaser as of the date hereof  and as of the Closing Date that:

(a)                                  Preliminary Offering Memorandum, Time of Sale Information and Offering Memorandum. The Preliminary Offering Memorandum, as of its date, did not, the Time of Sale Information, at the Time of Sale, did not, and, at the Closing Date will not, and the Offering Memorandum, as of the date hereof and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Issuer, Novamerican Steel and the Guarantors make no representation or warranty with respect to any statements or omissions made in the Preliminary Offering Memorandum, the Time of Sale Information or the Offering Memorandum in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Issuer in writing by such Initial Purchaser through the Representative expressly for use therein.

(b)                                 Additional Written Communications. The Issuer, NSI and the Guarantors (including their respective agents and representatives, other than the Initial Purchasers in their capacity as such) have not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Issuer, NSI or the Guarantors, or their respective agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “Issuer Written Communication”) other than (i) the Preliminary Offering Memorandum, (ii) the Offering Memorandum, (iii) the documents listed on Annex A hereto, including a term sheet substantially in the form of Annex B hereto, which constitute part of the Time of Sale Information, and (iv) any electronic road show or other written communications, in each case used in accordance with Section 4(c). Each such Issuer Written Communication, when taken together with the Time of Sale Information, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Issuer, Novamerican Steel and the Guarantors make no representation and warranty with respect to any statements or omissions made in each such Issuer Written Communication in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Issuer in writing by such Initial Purchaser through the Representative expressly for use in any Issuer Written Communication.

(c)                                  Financial Statements. (i) The financial statements of NSI and its subsidiaries and the related notes thereto included in each of the Time of Sale Information and the Offering Memorandum present fairly the financial position of NSI and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified and (ii) the financial statements of Symmetry and its subsidiaries and the related notes thereto included in each of the Time of Sale Information and the Offering Memorandum present fairly the financial position of Symmetry and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby; the other financial information included in each of the Time of Sale Information and the Offering Memorandum has been derived from the accounting records of (x) NSI and its subsidiaries or (y) Symmetry and its subsidiaries, as the case may be, and presents fairly the information shown thereby; and the pro forma financial information and the related notes thereto included in each of the Time of Sale Information and the Offering Memorandum has been prepared in accordance with the rules and guidance of the Commission with respect to pro forma financial information, and the assumptions underlying such pro forma financial information have been made in good faith and on a basis that the Issuer, Novamerican Steel and the Guarantors believe to be reasonable in all material respects and are set forth in each of the Time of Sale Information and the Offering Memorandum.

(d)                                 No Material Adverse Change. (i)  Since the date of the most recent financial statements of NSI and its subsidiaries included in each of the Time of Sale Information and the

Offering Memorandum, except as contemplated in the Time of Sale Information and the Offering Memorandum: (A) there has not been any material change in the capital stock of NSI or any of its subsidiaries, any material increase in the consolidated long term debt of NSI and its subsidiaries or any dividend or distribution of any kind declared, set aside for payment, paid or made by NSI on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, results of operations or prospects of NSI and its subsidiaries, taken as a whole; (B) neither NSI nor any of its subsidiaries has entered into any transaction or agreement that is material to NSI and its subsidiaries, taken as a whole, or incurred any liability or obligation, direct or contingent, that is material to NSI and its subsidiaries, taken as a whole; and (C) neither NSI nor any of its subsidiaries has sustained any material loss or material interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority.

(ii)                                  Since the date of the most recent financial statements of Symmetry and its subsidiaries included in each of the Time of Sale Information and the Offering Memorandum, except as contemplated in the Time of Sale Information and the Offering Memorandum (including payments to be made to Symmetry stockholders in respect of the conversion of shares of Symmetry common stock into cash): (A) there has not been any material change in the capital stock or material increase in long-term debt of Symmetry or any of its subsidiaries or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Symmetry or any of its subsidiaries on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, results of operations or prospects of Symmetry and its subsidiaries, taken as a whole; (B) neither Symmetry nor any of its subsidiaries has entered into any transaction or agreement that is material to Symmetry and its subsidiaries, taken as a whole, or incurred any liability or obligation, direct or contingent, that is material to Symmetry and its subsidiaries, taken as a whole; and (C) neither Symmetry nor any of its subsidiaries has sustained any material loss or material interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority.

(e)                                  Organization and Good Standing. Symmetry and each of the Post Transaction Subsidiaries have been (or will be as of the Closing Date, in the case of Post Transaction Subsidiaries that will be organized as part of the Transactions) duly organized and are (or will be as of the Closing Date, in the case of Post Transaction Subsidiaries that will be organized as part of the Transactions) validly existing and in good standing under the laws of their respective jurisdictions of organization, are (or will be as of the Closing Date, in the case of Post Transaction Subsidiaries that will be organized as part of the Transactions) duly qualified to do business and are (or will be as of the Closing Date, in the case of Post Transaction Subsidiaries that will be organized as part of the Transactions) in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have (or will have as of the Closing Date, in the case of Post Transaction Subsidiaries that will be organized as part of the Transactions) all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified, in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, results of operations or prospects of Symmetry and the Post Transaction Subsidiaries, taken as a whole, or on the performance by the Issuer and the Guarantors of their obligations under the Securities and the Guarantees or the performance by Novamerican Steel of its obligations under the Intercompany Note (a “Material Adverse Effect”). In addition, immediately prior to the commencement of the Transactions, (i) NSI did not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed Schedule 5(a) hereto, (ii) the Issuer did not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule 5(b) hereto, (iii) Symmetry did not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule 5(c)(1) hereto. Further, immediately following the consummation of the Transactions, Symmetry will not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule 5(c)(2) hereto.

(f)                                    Capitalization. As of September 30, 2007, on a pro forma basis after giving effect to the consummation of the Transactions, Symmetry and the Post Transaction Subsidiaries, on a consolidated basis, would have had an authorized capitalization as set forth in each of the Time of Sale Information and the Offering Memorandum under the heading “Capitalization”. Immediately following consummation of the Transactions, all the outstanding shares of capital stock or other equity interests of each of the Post Transaction Subsidiaries will have been duly and validly authorized and issued, will be fully paid and non-assessable and will be owned directly or indirectly by Symmetry, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party (excluding (i) any restrictions on the transfer of shares of capital stock or other equity interests in the organizational documents of 3217928 Nova Scotia Company, 3217930 Nova Scotia Company, 3218088 Nova Scotia Company and 4421591 (as defined below) or (ii) any restrictions or limitations set forth in the organizational documents or related joint venture agreements of Delta Tube Inc., a Québec company (“Delta Tube”) or Tubes Delta, Société en Commandite, a Québec limited partnership (“Tubes Delta”).

(g)                                 Due Authorization. The Issuer, Novamerican Steel and each of the Guarantors has (or will have as of the Closing Date, in the case of Novamerican Steel and the Guarantors that will be organized, or acquired, directly or indirectly, by Symmetry, as part of the Transactions) full right, power and authority to execute and deliver this Agreement and each other Transaction Document to which it is, or will be, a party, as the case may be, and to perform their respective obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby, in the case of this Agreement and the Arrangement Agreement, has been duly and validly taken and, in the case of the other Transaction Documents, will have been duly and validly taken on or prior to the Closing Date.

(h)                                 The Indenture. The Indenture has been (or will be as of the Closing Date, in the case of Guarantors that will be organized, or acquired, directly or indirectly, by Symmetry, as part of the Transactions) duly authorized by the Issuer and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Issuer and each of the Guarantors enforceable against the Issuer and each of the Guarantors in accordance with its terms, except to the extent that (w) enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally, (x) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles generally, or (y) rights to indemnification and contribution may be limited by public policy (collectively, the “Enforceability Exceptions”); and on the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

(i)                                     The Securities and the Guarantees. The Securities have been duly authorized by the Issuer and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Issuer enforceable against the Issuer in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and the Guarantees have been (or will be as of the Closing Date, in the case of Guarantors that will be organized, or acquired, directly or indirectly, by Symmetry, as part of the Transactions) duly authorized by each of the Guarantors and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(j)                                     The Exchange Securities. On the Closing Date, the Exchange Securities (including the related guarantees) will have been duly authorized by the Issuer and each of the Guarantors and, when duly executed, authenticated, issued and delivered as contemplated by the Registration Rights Agreement and as provided in the Indenture, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Issuer, as issuer, and each of the Guarantors, as guarantor, enforceable against the Issuer and each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(k)                                  Purchase and Registration Rights Agreements. This Agreement has been (or will be as of the Closing Date, in the case of Novamerican Steel and the Guarantors that will be organized, or acquired, directly or indirectly, by Symmetry, as part of the Transactions) duly authorized, executed and delivered by the Issuer, Novamerican Steel and each of the Guarantors, and the Registration Rights Agreement has been (or will be as of the Closing Date, in the case of Guarantors that will be organized, or acquired, directly or indirectly, by Symmetry, as part of the Transactions) duly authorized by the Issuer and each of the Guarantors and on the Closing Date will be duly executed and delivered by the Issuer and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Issuer and each of the Guarantors enforceable against the Issuer and each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions.

(l)                                     Joinder Agreement. The Joinder Agreement has been (or will be as of the Closing Date, in the case of Novamerican Steel and Guarantors that will be organized, or acquired, directly or indirectly, by Symmetry, as part of the Transactions) duly authorized by the Issuer, Novamerican Steel and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Issuer, Novamerican Steel and each of the Guarantors enforceable against the Issuer, Novamerican Steel and each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions.

(m)                               Security Agreements and the Intercreditor Agreement. Each of the Security Agreements has been (or will be as of the Closing Date, in the case of Guarantors that will be organized, or acquired, directly or indirectly, by Symmetry, as part of the Transactions) duly authorized by each of the Issuer and the Guarantors (to the extent it is a party thereto) and, on the Closing Date, the Collateral Agreement will be duly executed and delivered by each of the Issuer and the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of each of the Issuer and the Guarantors in accordance with its terms, subject to the Enforceability Exceptions; and the Intercreditor Agreement has been (or will be as of the Closing Date, in the case of Guarantors that will be organized, or acquired, directly or indirectly, by Symmetry, as part of the Transactions) duly authorized by the Issuer, Novamerican and the Guarantors and on the Closing Date will be duly executed and delivered by the Issuer, Novamerican and the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of each of the Issuer and the Guarantors in accordance with its terms, subject to the Enforceability Exceptions.

(n)                                 Transaction Documents. Each of the Intercompany Note, the Canadian Security Agreements and the Credit Documents has been (or will be as of the Closing Date, in the case of Novamerican Steel and the Guarantors that will be organized, or acquired, directly or indirectly, by Symmetry, as part of the Transactions) duly authorized by each of the Issuer, Novamerican Steel and the Guarantors (to the extent it is a party thereto) and on the Closing Date will be duly executed and delivered by each of the Issuer, Novamerican Steel and the Guarantors (to the extent it is a party thereto) and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of each of the Issuer, Novamerican Steel and the Guarantors (to the extent it is a party thereto) enforceable against each of the Issuer, Novamerican Steel and the Guarantors (to the extent it is a party thereto) in accordance with its terms, subject to the Enforceability Exceptions.

(o)                                 Descriptions of the Transaction Documents. Each Transaction Document conforms in all material respects to the description thereof contained in each of the Time of Sale Information and the Offering Memorandum.

(p)                                 No Violation or Default. Neither Symmetry nor any of the Post Transaction Subsidiaries is: (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Symmetry or any of the Post Transaction Subsidiaries is a party or by which Symmetry or any of the Post Transaction Subsidiaries is bound or to which any of the property or assets of Symmetry or any of the Post Transaction Subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(q)                                 No Conflicts. The execution, delivery and performance by each of the Issuer, Novamerican Steel and the Guarantors of each of the Transaction Documents to which it is a party, the issuance and sale of the Securities (including the Guarantees) and compliance by the Issuer, Novamerican Steel and the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Symmetry or any of the Post Transaction Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Symmetry or any of the Post Transaction Subsidiaries is a party or by which Symmetry or any of the Post Transaction Subsidiaries is bound or to which any of the property or assets of Symmetry or any of the Post Transaction Subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of Symmetry or any of the Post Transaction Subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect.

(r)                                    No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by each of the Issuer, Novamerican Steel and the Guarantors of each of the Transaction Documents to which it is a party, the issuance and sale of the Securities (including the Guarantees) and compliance by the Issuer, Novamerican Steel and the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except (i) for such consents, approvals, authorizations, orders and registrations or qualifications as may be required (A) under applicable state securities laws in connection with the purchase and resale of the Securities (including the Guarantees) by the Initial Purchasers and (B) with respect to the Exchange Securities (including the related guarantees) under the Securities Act, the Trust Indenture Act and applicable state securities laws as contemplated by the Registration Rights Agreement and (ii) to the extent that the failure to obtain a consent, approval, authorization, order, registration or qualification, in each case related solely to the consummation of the Acquisition and not to any financing transactions (including the offering and sale of the Securities) related thereto, would not, individually or in the aggregate, have a Material Adverse Effect.

(s)                                  Legal Proceedings. Except as described in each of the Time of Sale Information and the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which Symmetry or any of the Post Transaction Subsidiaries is, or to the best knowledge of each of Symmetry, the Issuer or Holdings, may be a party or to which any property of Symmetry or any of the Post Transaction Subsidiaries is, or to

the best knowledge of each of Symmetry, the Issuer or Holdings, may be subject that, individually or in the aggregate, if determined adversely to Symmetry or any of the Post Transaction Subsidiaries, could reasonably be expected to have a Material Adverse Effect; and no such investigations, actions, suits or proceedings are to the best knowledge of each of Symmetry, the Issuer or Holdings threatened or, contemplated by any governmental or regulatory authority or by others.

(t)                                    Independent Accountants. Raymond Chabot Grant Thornton LLP, who have certified certain financial statements of NSI and its subsidiaries, and Miller, Ellin & Company, LLP, who have certified certain financial statements of Symmetry, are each independent public accountants with respect to NSI and its subsidiaries and Symmetry, respectively, within the applicable rules and regulations adopted by the Chartered Accountants of Canada (only with respect to Raymond Chabot Grant Thornton LLP), the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(u)                                 Title to Real and Personal Property. Except as described in each of the Time of Sale Information and the Offering Memorandum, upon consummation of the Transactions, Symmetry and the Post Transaction Subsidiaries will have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of Symmetry and the Post Transaction Subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by Symmetry and the Post Transaction Subsidiaries, (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (iii) are permitted under the Indenture and the Collateral Agreement with respect to the Mortgaged Properties, and for which exceptions are taken in the policies of title insurance delivered in respect of the Mortgaged Properties or (iv) are permitted under the Indenture and the Canadian Collateral Agreement with respect to the Canadian Mortgaged Properties, and for which exceptions are taken in the policies of title insurance delivered in respect of the Canadian Mortgaged Properties.

(v)                                 Title to Intellectual Property. Upon consummation of the Transactions, Symmetry and the Post Transaction Subsidiaries will own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses as described in the Time of Sale Information and the Offering Memorandum, none of Symmetry, NSI or any of their respective subsidiaries has received any written notice of infringement of or conflict with asserted rights of other with respect to any of the foregoing which, jointly or in the aggregate, if the subject of an unfavorable decision, ruling or finding could reasonably be expected to have a Material Adverse Effect.

(w)                               No Undisclosed Relationships. No relationship, direct or indirect, exists between or among Symmetry, NSI or any of their respective subsidiaries, on the one hand, and the directors, officers, stockholders or other affiliates of Symmetry, NSI or any of their respective subsidiaries, on the other, that would be required by the Securities Act to be described in a registration statement to be filed with the Commission and that is not so described in each of the

Time of Sale Information and the Offering Memorandum. As of the Closing Date, no relationship, direct or indirect, will exist between or among Symmetry or any of the Post Transaction Subsidiaries, on the one hand, and the directors, officers, stockholders or other affiliates of Symmetry or any of the Post Transaction Subsidiaries, on the other, that would be required by the Securities Act to be described in a registration statement to be filed with the Commission and that is not so described in each of the Time of Sale Information and the Offering Memorandum.

(x)                                   Investment Company Act. None of Symmetry, NSI or any of their respective subsidiaries is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Time of Sale Information and the Offering Memorandum none of Symmetry or any of the Post Transaction Subsidiaries will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(y)                                 Holding Company. Symmetry is not engaged in any material business or activity other than those associated with being a public company and the pursuit and consummation of the Transactions (including the pursuit and consummation of related approvals and financings and the formation and ownership of subsidiaries) and activities incidental thereto.

(z)                                   Taxes. Symmetry, NSI and their respective subsidiaries have paid all material federal, state, local and foreign taxes and filed all material tax returns required to be paid or filed by them through the date hereof; and, except as otherwise disclosed in each of the Time of Sale Information and the Offering Memorandum, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against them or any of their respective properties or assets which could reasonably be expected to have a Material Adverse Effect.

(aa)                            Licenses and Permits. Upon consummation of the Transactions, Symmetry and the Post Transaction Subsidiaries will possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in each of the Time of Sale Information and the Offering Memorandum, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and, except as described in each of the Time of Sale Information and the Offering Memorandum, none of Symmetry, NSI nor any of their respective subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

(bb)                          No Labor Disputes. No labor disturbance by or dispute with employees of Symmetry, NSI and their respective subsidiaries exists or, to the best knowledge of each of Symmetry, the Issuer and Holdings, is contemplated or threatened and none of Symmetry, the Issuer or Holdings is aware of any existing or imminent labor disturbance by the employees of any of the principal suppliers, contractors or customers of Symmetry, NSI or their respective subsidiaries, that could reasonably be expected to result in a Material Adverse Effect.

(cc)                            Compliance With Environmental Laws. (i) Symmetry, NSI and their respective subsidiaries (x) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations and orders relating to the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (y) have obtained and are in compliance with all permits, licenses, certificates or other authorizations or approvals required under applicable Environmental Laws (the “Environmental Permits”) to conduct their respective businesses, and all such Environmental Permits are in full force and effect, and (z) have not received notice of any actual or potential liability under or relating to any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and Symmetry, Holdings and the Issuer have no knowledge of any event or condition that would reasonably be expected to result in any such notice, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to them, except in the case of each of clauses (i) and (ii) above, for any such failure to comply, or failure to obtain required permits, licenses or approvals, or cost or liability, as would not, individually or in the aggregate, have a Material Adverse Effect or except as specifically disclosed in the Time of Sale Information and the Offering Memorandum; and (iii) except as specifically disclosed in each of the Time of Sale Information and the Offering Memorandum, (x) there are no proceedings that are pending, or that are known to be contemplated, against Symmetry, NSI or any of their respective subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions or other liability of $100,000 or more will be imposed, (y) Symmetry, Holdings and the Issuer are not aware of any instances of non-compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material adverse effect on the earnings or competitive position of Symmetry and the Post Transaction Subsidiaries, and (z) none of Symmetry, Holdings or the Issuer anticipates material capital expenditures relating to any Environmental Laws.

(dd)                          Compliance With ERISA. Except where failure to comply would not reasonably be expected to have a Material Adverse Effect, (i) each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Issuer or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) or NSI or any member of its Controlled Group would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code, whether or not waived, has occurred or is reasonably expected to occur; (iv) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (v) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred for which the 30-day reporting requirement has not been waived; and (vi) none of the Issuer or any member of its

Controlled Group or NSI or any member of its Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(a)(3) of ERISA).

(ee)                            Canadian Benefit and Pension Plans. To the extent failure to comply with the following representations or warranties could not reasonably be expected to have a Material Adverse Effect:  (i) the Canadian Pension Plans (as defined in the Credit Agreement) are duly registered in accordance with any applicable law which requires registration and no event has occurred that is reasonably likely to cause the loss of such registered status; (ii) all material obligations of each Post Transaction Subsidiary organized under the laws of Canada or any province thereof (the “Canadian Subsidiaries”) (including fiduciary, funding, investment and administration obligations) required to be performed in connection with the Canadian Pension Plans and the funding agreements therefor have been performed in a timely fashion; (iii) there have been no improper withdrawals of the assets of the Canadian Pension Plans or the Canadian Benefit Plans (as defined in the Credit Agreement); (iv) there are no outstanding disputes concerning the assets held under the funding agreements for the Canadian Pension Plans; (v) each of the Canadian Pension Plans, which is a defined benefit registered pension plan, is fully funded both on an ongoing basis and on a solvency basis (using actuarial methods and assumptions which are consistent with the valuations last filed with the applicable Governmental Authorities (as defined in the Credit Agreement) and which are consistent with generally accepted actuarial principles); (vi) there has been no partial termination of any Canadian Pension Plan and no facts or circumstances have occurred or existed that could result in the declaration of a partial termination of any Canadian Pension Plan under applicable law; (vii) no promises of benefit improvements under the Canadian Pension Plans or the Canadian Benefit Plans have been made and in any event no such improvements will result in a solvency deficiency or going concern unfunded liability in the affected Canadian Pension Plans; (viii) all contributions or premiums required to be made or paid by the Canadian Subsidiaries to the Canadian Pension Plans or the Canadian Benefit Plans have been made or paid in a timely fashion in accordance with the terms of such plans and applicable law; (ix) all employee contributions to the Canadian Pension Plans or the Canadian Benefit Plans by way of authorized payroll deduction or otherwise have been properly withheld or collected by the Canadian Subsidiaries and fully paid into such plans in a timely manner; (x) the pension fund under each Canadian Pension Plan is exempt from the payment of any income tax and there are no taxes, penalties or interest owing in respect of any such pension fund; and (xi) all material reports and disclosures relating the Canadian Pension Plans required by such plans and applicable law have been filed or distributed in a timely manner.

(ff)                                Disclosure Controls. Each of Symmetry and its subsidiaries and NSI and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed in reports that are filed or submitted under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to management as appropriate to allow timely decisions regarding required disclosure. Each of Symmetry and its subsidiaries and NSI and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(gg)                          Accounting Controls. Each of Symmetry and its subsidiaries and NSI and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Each of Symmetry and its subsidiaries and NSI and its subsidiaries maintain internal accounting controls sufficient to provide reasonable assurance that:  (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in each of the Time of Sale Information and the Offering Memorandum, there are no material weaknesses or significant deficiencies in the internal controls of Symmetry and its subsidiaries or NSI and its subsidiaries.

(hh)                          Insurance. Upon consummation of the Transactions, Symmetry and the Post Transaction Subsidiaries will have insurance covering such losses and risks and in such amounts as Symmetry reasonably believes are prudent and customary in the businesses in which will be engaged; neither Symmetry, NSI nor any of their respective subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue any material insurance coverage currently maintained by it; neither Symmetry, Holdings or the Issuer has any reason to believe that Symmetry or any of the Post Transaction Subsidiaries will not be able to renew existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect, except in any such case, as described in the Time of Sale Information and the Offering Memorandum.

(ii)                                  No Unlawful Payments. Neither Symmetry nor any of its subsidiaries nor, to the best knowledge of each of Symmetry, the Issuer and Holdings, any director, officer, agent, employee or other person associated with or acting on behalf of Symmetry, NSI or any of their respective subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(jj)                                  Compliance with Money Laundering Laws. The operations of Symmetry and the Post Transaction Subsidiaries are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the applicable rules and regulations thereunder and any applicable related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Symmetry or any of the Post Transaction Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of each of Symmetry, the Issuer and Holdings, threatened.

(kk)                            Compliance with OFAC. None of Symmetry or any of its subsidiaries or, to the knowledge of each of Symmetry, the Issuer and Holdings, any director, officer, agent, employee or affiliate of Symmetry, NSI or any of their respective subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Issuer will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ll)                                  Solvency. On and immediately after the Closing Date, each of the Issuer and Novamerican Steel (in each case after giving effect to the issuance of the Securities and the other transactions related thereto as described in each of the Time of Sale Information and the Offering Memorandum) will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular person on a particular date, that on such date:  (i) the present fair market value (or present fair saleable value) of the assets of such person is not less than the total amount required to pay the liabilities of such person on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) such person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Securities as contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, such person is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) such person is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such person is engaged; and (v) such person is not a defendant in any civil action that would reasonably be expected to result in a judgment that such person is or would become unable to satisfy.

(mm)                      No Restrictions on Subsidiaries. Except for (i) any restrictions on the transfer of shares of capital stock or other equity interests in the organizational documents of 3217928 Nova Scotia Company, 3217930 Nova Scotia Company, 3218088 Nova Scotia Company and 4421591 or (ii) restrictions or limitations set forth in the organizational documents or related joint venture agreements of Delta Tube or Tubes Delta, upon the consummation of the Transactions, no subsidiary of the Issuer will be prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Issuer, from making any other distribution on such subsidiary’s capital stock, from repaying to the Issuer any loans or advances to such subsidiary from the Issuer or from transferring any of such subsidiary’s properties or assets to the Issuer or any other subsidiary of the Issuer.

(nn)                          No Broker’s Fees. Neither Symmetry nor any of the Post Transaction Subsidiaries is (or will be as of the Closing Date, in the case of Post Transaction Subsidiaries that will be organized, or acquired, directly or indirectly, by Symmetry, as part of the Transactions) a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(oo)                          Rule 144A Eligibility. On the Closing Date, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

(pp)                          No Integration. None of Symmetry, NSI or any of their respective affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any security (as defined in the Securities Act) that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(qq)                          No General Solicitation or Directed Selling Efforts. None of Symmetry, NSI or any of their respective affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engaged in any directed selling efforts with respect to the Securities within the meaning of Regulation S under the Securities Act (“Regulation S”), and all such persons have complied with the offering restrictions requirement of Regulation S.

(rr)                                Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) (including Annex C hereto) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

(ss)                            No Stabilization. None of the Issuer, NSI or any of the Guarantors has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(tt)                                Margin Rules. Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Issuer as described in each of the Time of Sale Information and the Offering Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(uu)                          Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in any of the Time of Sale Information or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(vv)                          Statistical and Market Data. Nothing has come to the attention of Symmetry, the Issuer or Holdings that has caused Symmetry, the Issuer or Holdings to believe that the statistical and market-related data included in each of the Time of Sale Information and the Offering Memorandum is not based on or derived from sources that are reliable and accurate in all material respects.

(ww)                      Sarbanes-Oxley Act. There is and has been no failure on the part of either Symmetry or NSI or any of Symmetry’s or NSI’s respective directors or officers, in their capacities as such, to comply in any material respect with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(xx)                              Creation and Perfection of Security Interest in Collateral. (i)  When executed and delivered, the Collateral Agreement will be effective to create in favor of the U.S. Collateral Agent, for the benefit of the Secured Parties, a valid and enforceable security interest in the Collateral and (A) when the Collateral constituting certificated securities (as defined in the Uniform Commercial Code (the “UCC”)) is delivered to the U.S. Collateral Agent thereunder, together with instruments of transfer duly endorsed in blank, the Collateral Agreement will constitute a fully perfected lien on, and security interest in, all right, title and interest of the pledgors thereunder in such Collateral, (1) in the case of the First-Priority Collateral, prior and superior in right to any other person, and (2) in the case of the Second-Priority Collateral, junior to the first-priority security interest of the secured parties under the Credit Documents, but prior and superior in right to any other person, and (B) when UCC financing statements in appropriate form are filed in the UCC filing offices specified in the Perfection Certificate (as defined below), the Collateral Agreement will constitute a fully perfected lien on, and security interest in, all right, title and interest of the Issuer and the Guarantors in the remaining Collateral to the extent perfection can be obtained by filing UCC financing statements, (1) in the case of the First-Priority Collateral, prior and superior in right to any other person, and (2) in the case of the Second-Priority Collateral, junior to the first-priority security interest of the secured parties under the Credit Documents, but prior and superior in right to any other person, except, in the case of (A) and (B) above, for rights secured by liens expressly permitted by the Indenture and the Collateral Agreement.

(ii)                                 Each Mortgage, upon execution and delivery by the parties thereto, will create in favor of the U.S. Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable lien on all the applicable mortgagor’s right, title and interest in and to the Mortgaged Properties subject thereto and the proceeds thereof, and when the

Mortgages have been filed in the jurisdictions specified in Schedule 3(b) hereto, the Mortgages will constitute a fully perfected lien on all right, title and interest of the mortgagors in the Mortgaged Properties and the proceeds thereof, prior and superior in right to any other person (but subject to liens or other encumbrances for which exceptions are taken in the policies of title insurance delivered in respect of the Mortgaged Properties and subject to liens permitted under the Indenture and the Collateral Agreement).

(yy)                          Creation and Perfection of Security Interest or Hypothec in Intercompany Note Collateral. (i)  When executed and delivered, the Canadian Security Agreements will be effective to create in favor of the Canadian Collateral Agent, acting for the benefit of the Issuer, a valid and enforceable security interest or hypothec in the Intercompany Note Collateral (as defined in the Preliminary Offering Memorandum) and (A) when the Intercompany Note Collateral constituting certificated securities (as defined in the Personal Property Security Act (Ontario) (“PPSA”)) is delivered to the Canadian Collateral Agent (or the Administrative Agent as its bailee for purposes of perfection), together with instruments of transfer duly endorsed in blank, the Canadian Security Agreements will constitute a perfected charge, security interest or hypothec in, all right, title and interest of Novamerican Steel in such Intercompany Note Collateral, (1) in the case of Intercompany Note Collateral constituting ABL Collateral (as defined in the Credit Agreement), junior to the first-priority security interest or hypothec of the secured parties under the Credit Documents, but prior and superior in right to any other person, and (2) in the case of all other Intercompany Note Collateral, prior and superior in right to any other person, and (B) when financing statements or applications for registration, in each case in appropriate form, are filed in the applicable provincal personal property security registry offices specified in the Perfection Certificate, the Canadian Security Agreements will constitute a perfected charge, security interest or hypothec in, all right, title and interest of Novamerican Steel in the remaining Intercompany Note Collateral to the extent perfection can be obtained by filing PPSA or other applicable personal property security registry financing statements, (x) in the case of Intercompany Note Collateral constituting ABL Collateral (as defined in the Credit Agreement), junior to the first-priority security interest or hypothec of the secured parties under the Credit Documents, but prior and superior in right to any other person, and (y) in the case of all other Intercompany Note Collateral, prior and superior in right to any other person, in each case, except for rights secured by liens expressly permitted by the Indenture.

(ii)                                 Subject to the completion of the Ontario Property Transactions (as defined below), each Canadian Mortgage, upon execution and delivery by the parties thereto, will create in favor of the Canadian Collateral Agent, acting for the benefit of the Issuer, a legal, valid and enforceable charge or hypothec on all the applicable mortgagor’s right, title and interest in and to the Canadian Mortgaged Properties subject thereto and the proceeds thereof, and when the Canadian Mortgages have been registered in the jurisdictions specified in Schedule 3(d) hereto, the Canadian Mortgages will constitute a perfected charge on all right, title and interest of the mortgagors in the Canadian Mortgaged Properties and the proceeds thereof, prior and superior in right to any other person (but subject to liens or other encumbrances for which exceptions are taken in the policies of title insurance delivered in respect of the Canadian Mortgaged Properties and subject to the liens permitted under the Indenture and Canadian Collateral Agreement).

(iii)                               Each Canadian Security Agreement other than the Canadian Collateral Agreement, when executed and delivered, will be effective under applicable law to create in favor of the Canadian Collateral Agent, acting for the benefit of the Issuer, its successors and assigns, a valid and enforceable security interest in or hypothec on the Intercompany Note Collateral subject thereto, and, provided that in the case of deeds of hypothec governed by the laws of Québec, the hypothecs created under such deeds are registered in the appropriate registries in the Province of Québec, and, further provided that in the case of mortgages governed by the laws of Ontario, such mortgages have been registered in the appropriate registries in the Province of Ontario, will constitute a perfected charge or hypothec on, and security interest in, all right, title and interest of Novamerican Steel in the Intercompany Note Collateral subject thereto, (A) in the case of Intercompany Note Collateral constituting ABL Collateral (as defined in the Credit Agreement), junior to the first-priority security interest of the secured parties under the Credit Documents, but prior and superior in right to any other person, and (B) in the case of all other Intercompany Note Collateral, prior and superior in right to any other person, in each case, except for rights secured by liens expressly permitted by the Indenture.

4.                                       Further Agreements of the Issuer and the Guarantors. The Issuer and each of the Guarantors jointly and severally covenant and agree with each Initial Purchaser that:

(a)                                  Delivery of Copies. The Issuer will deliver, without charge, to the Initial Purchasers as many copies of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including all amendments and supplements thereto) as the Representative may reasonably request.

(b)                                 Offering Memorandum, Amendments or Supplements. Before finalizing the Offering Memorandum or making or distributing any amendment or supplement to any of the Time of Sale Information or the Offering Memorandum, the Issuer will furnish to the Representative and counsel for the Initial Purchasers a copy of the proposed Offering Memorandum or such amendment or supplement for review, and will not distribute any such proposed Offering Memorandum, amendment or supplement to which the Representative reasonably objects without unreasonable delay.

(c)                                  Additional Written Communications. Before making, preparing, using, authorizing, approving or referring to any Issuer Written Communication, the Issuer will furnish to the Representative and counsel for the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Representative reasonably objects without unreasonable delay.

(d)                                 Notice to the Representative. The Issuer will advise the Representative promptly, and confirm such advice in writing:  (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when such Time of Sale Information, Issuer Written Communication or the Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by the Issuer of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Issuer will use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e)                                  Time of Sale Information. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Time of Sale Information to comply with law, the Issuer will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to any of the Time of Sale Information as may be necessary so that the statements in any of the Time of Sale Information as so amended or supplemented will not, in light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Information will comply with law.

(f)                                    Ongoing Compliance of the Offering Memorandum. If at any time prior to the completion of the initial offering of the Securities (i) any event shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Issuer will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with law; provided, that the Issuer may request a delay of up to twenty-one days in the requirement to amend or supplement the Offering Memorandum if proceeding with the proposed amendment or supplement would require the disclosure of material non-public information concerning the Issuer or Symmetry and the disclosure of such information might reasonably be expected to adversely affect a planned transaction by the Issuer or Symmetry which is under active consideration and, in such event, the Initial Purchasers agree to suspend offers and sales of the Securities until the Offering Memorandum is so amended or supplemented by the Issuer.

(g)                                 Blue Sky Compliance. The Issuer will use its reasonable best efforts to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities; provided that neither the Issuer nor any of the Guarantors shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(h)                                 Clear Market. During the period from the date hereof through and including the date that is 180 days after the date hereof, each of the Issuer, Symmetry and Holdings will not (and will not permit Novamerican Steel or any other Guarantor to), without the prior written consent of the Representative, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Issuer, Novamerican Steel or any of the Guarantors and having a tenor of more than one year.

(i)                                     Use of Proceeds. The Issuer will apply the net proceeds from the sale of the Securities as described in each of the Time of Sale Information and the Offering Memorandum under the heading “Use of proceeds”.

(j)                                     Supplying Information. While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Issuer and each of the Guarantors will, during any period in which the Issuer is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(k)                                  PORTAL and DTC. The Issuer will assist the Initial Purchasers in arranging for the Securities to be designated Private Offerings, Resales and Trading through Automated Linkages (“PORTAL”) Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. (the “NASD”) relating to trading in the PORTAL Market and for the Securities to be eligible for clearance and settlement through The Depository Trust Company (“DTC”).

(l)                                     No Resales by the Issuer. The Issuer will not, and will use its best efforts to cause its affiliates (as defined in Rule 144 under the Securities Act) not to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Issuer or any of its affiliates and resold in a transaction registered under the Securities Act.

(m)                               No Integration. Neither the Issuer nor any of its affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(n)                                 No General Solicitation or Directed Selling Efforts. None of the Issuer or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

(o)                                 No Stabilization. Each of the Issuer, Symmetry and Holdings will not (and will not permit Novamerican Steel or any other Guarantor to) take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(p)                                 Subsequent Sale Dates. Without limiting the generality of clause (f) above, in the event that, following the Closing Date, the Initial Purchasers continue to hold an unsold allotment of the Securities, the Issuer shall, upon the request of the Initial Purchasers at any time in the period from the Closing Date to December 31, 2008 (which request shall be made not more than twice in such period), as promptly as reasonably practicable following each such request, (i) provide to the Initial Purchasers a complete amended Offering Memorandum, updated to the date proposed for resale of the Securities in the Initial Purchasers’ request (each such date, a “Subsequent Sale Date”), which amended Offering Memorandum shall include all current financial information (including applicable pro forma information) and such other current disclosure as would be customary for a Rule 144A disclosure document to be delivered on such Subsequent Sale Date as if pricing of the Securities had occurred thereon, (ii) provide or cause to be provided such closing documentation on such Subsequent Sale Date as is herein contemplated to be delivered on the Closing Date, including, without limitation, legal opinions, customary “comfort” letters from independent auditors and closing certificates in substantially the forms contemplated hereby with only such changes therein as may be necessary or appropriate to reflect the current financial information and other updated disclosure included in the amended Offering Memorandum, or other changes in facts and circumstances between the Closing Date and the applicable Subsequent Sale Date, (iii) remake the representations and warranties contained herein as of such Subsequent Sale Date with only such changes therein as may be necessary or appropriate to reflect the current financial information and other updated disclosure included in the amended Offering Memorandum, or other changes in facts and circumstances between the Closing Date and the applicable Subsequent Sale Date, (iv) reasonably cooperate with the Initial Purchasers, including, without limitation, participation on conference calls with the Initial Purchasers and their counsel, in connection with the updating of the Initial Purchasers’ due diligence investigation to such Subsequent Sale Date and (v) reasonably cooperate with the Initial Purchasers in connection with the marketing of the Securities, including, without limitation, the participation of senior management of the Issuer in one or more meetings with prospective investors to whom the Initial Purchasers propose to resell the unsold allotment of Securities then held by them. The Issuer may request a delay of up to twenty-one days of any Subsequent Sale Date requested by the Initial Purchasers if proceeding with the proposed resale of the Securities on that date it would require the disclosure in the amended Offering Memorandum of material non-public information concerning the Issuer or Symmetry and the disclosure of such information might reasonably be expected to adversely affect a planned transaction by the Issuer or Symmetry which was under active consideration prior to the delivery by the Initial Purchasers of the request.

(q)                                 Ontario Property Transactions. Whereas, on the Closing Date, title to the Canadian Mortgaged Property listed in Schedule 3(c) located in Stony Creek, Ontario (the “Ontario Property”) will be held in part by a wholly-owned Subsidiary of Novamerican Steel,

4421591 Canada Inc., a Canadian corporation (“4421591”), it is agreed that, on or before 5:00 pm, Toronto time on the business day immediately following the Closing Date, Symmetry will complete or cause to be completed the following registrations  (the “Ontario Property Transactions”):

(i) the registration of a name change application on title to the Ontario Property to change the registered owner from Nova Steel Processing Centre Ltd. to Novamerican Steel; and

(ii)  the registration of a transfer of title from 4421591 to Novamerican Steel of all of 4421591’s right, title and interest to the Ontario Property; and

(iii) the registration of the Ontario Mortgage over the 100% interest of  Novamerican Steel in the Ontario Property.

5.                                       Certain Agreements of the Initial Purchasers. Each Initial Purchaser hereby represents and agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) the Preliminary Offering Memorandum and the Offering Memorandum, (ii) a written communication that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Offering Memorandum or the Offering Memorandum, (iii) any written communication listed on Annex A or prepared pursuant to Section 4(c) above (including any electronic road show), (iv) any written communication prepared by such Initial Purchaser and approved by the Issuer in advance in writing or (v) any written communication relating to or that contains the terms of the Securities and/or other information that was included (including through incorporation by reference) in the Preliminary Offering Memorandum or the Offering Memorandum.

6.                                       Conditions of Initial Purchasers’ Obligations. The obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by the Issuer, Novamerican Steel and each of the Guarantors of their respective covenants and other obligations hereunder and to the following additional conditions:

(a)                                  Representations and Warranties. The representations and warranties of the Issuer, Novamerican Steel and the Guarantors contained herein (or in the Joinder Agreement, as the case may be) shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Issuer, Novamerican Steel and the Guarantors and their respective officers made in any certificates delivered pursuant to the Note Documents shall be true and correct on and as of the Closing Date.

(b)                                 No Downgrade. Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement:   (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by Symmetry or any of the Post Transaction Subsidiaries by any “nationally recognized statistical rating organization”, as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the

Securities or of any other debt securities or preferred stock issued or guaranteed by Symmetry or any of the Post Transaction Subsidiaries (other than an announcement with positive implications of a possible upgrading).

(c)                                  No Material Adverse Change. No event or condition of a type described in Section 3(d) hereof shall have occurred or shall exist, which event or condition is not described in each of the Time of Sale Information (excluding any amendment or supplement thereto) and the Offering Memorandum (excluding any amendment or supplement thereto) the effect of which in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

(d)                                 Officers’ Certificate. The Representative shall have received on and as of the Closing Date a certificate of an executive officer of each of the Issuer, Novamerican Steel and the Guarantors who has specific knowledge of the financial matters of the Issuer, Novamerican Steel and the Guarantors, as applicable, and is satisfactory to the Representative (i) confirming that such officer has carefully reviewed the Time of Sale Information and the Offering Memorandum and, to the best knowledge of such officer, the representations set forth in Sections 3(a) and 3(b) hereof are true and correct, (ii) confirming that the other representations and warranties of the Issuer, Novamerican Steel and the Guarantors in this Agreement (or in the Joinder Agreement, as the case may be) are true and correct and that the Issuer and the Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraphs (b) and (c) above.

(e)                                  Comfort Letters. On the date of this Agreement and on the Closing Date, each of Raymond Chabot Grant Thornton LLP and Miller, Ellin & Company, LLP shall have furnished to the Representative, at the request of NSI and Symmetry, respectively, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in each of the Time of Sale Information and the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date.

(f)                                    Opinion and 10b-5 Statement of Counsel for the Issuer. Kelley Drye & Warren LLP, counsel for the Issuer, shall have furnished to the Representative, at the request of the Issuer, their written opinion and 10b-5 statement, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex D-1 hereto.

(g)                                 Opinion and 10b-5 Statement of Counsel for the Initial Purchasers. The Representative shall have received on and as of the Closing Date an opinion and 10b-5 statement of Cravath, Swaine & Moore LLP, counsel for the Initial Purchasers, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(h)                                 Opinions of Local Counsel. (i)  Davies Ward Phillips & Vineberg LLP, Canadian counsel for Symmetry, shall have furnished to the Representative, at the request of Novamerican Steel, their written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex D-2 hereto; (ii) Stewart McKelvey, New Brunswick counsel for Can Sub 1 and Can Sub 2, shall have furnished to the Representative, at the request of Novamerican Steel, their written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex D-2 hereto; and (iii) Nutter, McClennen & Fish, LLP, Massachusetts counsel for American Steel and Aluminum Corporation, a Massachusetts corporation, shall have furnished to the Representative, at the request of Symmetry, their written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex D-3 hereto.

(i)                                     No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees.

(j)                                     Good Standing. The Representative shall have received on and as of the Closing Date satisfactory evidence of the good standing of Symmetry and the Post Transaction Subsidiaries in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions, except for (i) the Certificate of Compliance of Novamerican Steel and (ii) the Certificat d’Attestation for Novamerican Steel’s registration in Quebec, which, in each case, shall be received on the day immediately following the Closing Date.

(k)                                  PORTAL and DTC. The Securities shall have been approved by the NASD for trading in the PORTAL Market and shall be eligible for clearance and settlement through DTC.

(l)                                     Additional Documents. On or prior to the Closing Date, the Issuer, Novamerican Steel and the Guarantors shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

(m)                               Transactions. The Transactions shall have been consummated on the terms and conditions described in the Time of Sale Information and the Offering Memorandum.

(n)                                 Joinder. Each of the Joining Parties shall have become parties to this Agreement pursuant to the execution and delivery of the Joinder Agreement.

(o)                                 Registration Rights Agreement. The Initial Purchasers shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer of the Issuer and each of the Guarantors.

(p)                                 Creation and Perfection of Security Interest in Collateral. (i)  The Representative and the U.S. Collateral Agent shall have received from the Issuer and each Guarantor counterparts of the Collateral Agreement and of the Intercreditor Agreement, duly executed and delivered on behalf of the Issuer or such Guarantor, as applicable.

(ii)                                  All equity interests in any subsidiary owned by or on behalf of the Issuer or any of the Guarantors shall have been pledged pursuant to the Collateral Agreement and the U.S. Collateral Agent shall have received certificates or other instruments representing all such equity interests, together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank, in each case to the extent required by the Indenture.

(iii)                               All indebtedness of Symmetry and the Post Transaction Subsidiaries that is owing to the Issuer or any Guarantor shall be evidenced by a promissory note and shall have been pledged pursuant to the Collateral Agreement and the U.S. Collateral Agent shall have received all such promissory notes, together with instruments of transfer with respect thereto endorsed in blank, in each case to the extent required by the Indenture.

(iv)                              All documents and instruments, including UCC financing statements, required by law or reasonably requested by the Representative or the Collateral Agents to be filed, registered or recorded to create the liens intended to be created by the Collateral Agreement and perfect such liens to the extent required by, and with the priority required by, the Collateral Agreement, shall have been filed, registered or recorded or delivered to the U.S. Collateral Agent for filing, registration or recording, in each case to the extent required by the Indenture.

(v)                                 Each of the Issuer and the Guarantors shall have obtained all material consents and approvals required to be obtained by it in connection with the execution and delivery of the Collateral Agreement, the performance of its obligations thereunder and the granting by it of the liens thereunder.

(vi)                              All filing fees, taxes and other amounts payable in connection with the filings, recordings, registrations and other actions described in clauses (i) through (vi) above shall have been paid or payment by the Issuer provided for to the reasonable satisfaction of the Representative and the U.S. Collateral Agent.

(q)                                 Creation and Perfection of Security Interest or Hypothec in Intercompany Note Collateral. (i)  The Representative shall have received from the Canadian Collateral Agent and Novamerican Steel counterparts of the Canadian Security Agreements, duly executed and delivered by the Canadian Collateral Agent on behalf of the Issuer or Novamerican Steel, as applicable.

(ii)                                  All equity interests in any subsidiary owned by or on behalf of Novamerican Steel shall have been pledged pursuant to the Canadian Collateral Agreement and, if certificated, the Canadian Collateral Agent for the benefit of the Issuer (or the Canadian Collateral Agent as its bailee for purposes of perfection) shall have received certificates or other instruments representing all such equity interests, together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank, in each case to the extent required thereby.

(iii)                               All indebtedness of Symmetry and Post Transaction Subsidiaries that is owing to Novamerican Steel shall be evidenced by a promissory note or promissory notes and shall have been pledged pursuant to the Canadian Collateral Agreement and Canadian Collateral Agent for the benefit of the Issuer shall have received all such promissory notes, together with instruments of transfer with respect thereto endorsed in blank, in each case to the extent required thereby.

(iv)                              All documents and instruments, including PPSA or other personal property security registry financing statements or applications for registration, required by law to be filed, registered or recorded to create the liens intended to be created by the Canadian Security Agreements and perfect such liens to the extent required by, and with the priority required by, the Canadian Security Agreements, shall have been filed, registered or recorded or delivered to the Canadian Collateral Agent for the benefit of the Issuer for filing, registration or recording.

(v)                                 Each of the Issuer and Novamerican Steel shall have obtained all material consents and approvals required to be obtained by it in connection with the execution and delivery of all Canadian Security Agreements to which it is a party, the performance of its obligations thereunder and the granting by it of the liens thereunder.

(vi)                              The Issuer shall have received (A) counterparts of a Canadian Mortgage with respect to each Canadian Mortgaged Property duly executed and delivered by the registered owner of such Canadian Mortgaged Property, (B) a policy or policies of title insurance by a nationally recognized title insurance company insuring the charge of each such Canadian Mortgaged Property as a valid first-priority charge on the Canadian Mortgaged Property described therein, free of any other encumbrances (but subject to liens or other encumbrances for which exceptions are taken in the policies of title insurance delivered in respect of the Canadian Mortgaged Properties and subject to liens permitted under the Indenture and the Canadian Collateral Agreement), together with such endorsements, coinsurance and reinsurance as the Issuer may reasonably request, and (C) such surveys, abstracts, appraisals, legal opinions and other documents as the Issuer may reasonably request with respect to any such Canadian Mortgage or Canadian Mortgaged Property.

(vii)                           All filing fees, taxes and other amounts payable in connection with the filings, recordings, registrations and other actions described in clauses (i) through (vi) above shall have been paid or payment by Novamerican Steel provided for to the reasonable satisfaction of the Representative and the Canadian Collateral Agent.

(r)                                    Perfection Certificate. On or prior to the Closing Date, the Representative shall have received (i) a completed perfection certificate in the form attached to the Collateral Agreement to be dated as of the Closing Date (the “Perfection Certificate”), executed by an executive officer of Symmetry, the Issuer and Novamerican Steel, together with all attachments contemplated thereby, which shall be correct and complete as of the Closing Date, and (ii) the results of lien searches, conducted by a search service reasonably satisfactory to the Representative, and the Representative shall be satisfied that no liens are outstanding on the property or assets of the Issuer, Novamerican Steel or any of the Guarantors, other than any such liens (A) which constitute Permitted Liens (as defined in the Indenture) or (B) as to which the Initial Purchasers have received documentation reasonably satisfactory to it evidencing the termination of such liens.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

7.                                       Indemnification and Contribution.

(a)                                  Indemnification of the Initial Purchasers. The Issuer and each of the Guarantors jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Issuer in writing by such Initial Purchaser through the Representative expressly for use therein.

(b)                                 Indemnification of the Issuer. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Issuer, each of the Guarantors, each of their respective directors and officers and each person, if any, who controls the Issuer or any of the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Issuer in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following: the fifth and sixth sentences of the tenth paragraph and the first and last sentences of the twelfth paragraph under the caption “Plan of Distribution” in the Preliminary Offering Memorandum; provided that none of the Initial Purchasers shall have any obligations pursuant to this paragraph (b) with respect to any Guarantor that is a Joining Party, its affiliates, directors and each person, if any, who controls such Guarantor until the Joinder Agreement is executed and delivered pursuant to Section 6(n) hereof.

(c)                                  Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably been advised by counsel that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Initial Purchaser, its affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for the Issuer, the Guarantors, their respective directors and officers and any control persons of the Issuer and the Guarantors shall be designated in writing by the Issuer. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)                                 Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer and the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Issuer and the Guarantors on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Issuer and the Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Issuer from the sale of the Securities and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities. The relative fault of the Issuer and the Guarantors on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer or any Guarantor or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)                                  Limitation on Liability. The Issuer, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the

Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(f)                                    Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

8.                                       Termination. This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Issuer, if after the execution and delivery of this Agreement and on or prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Issuer, NSI or any of the Guarantors shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery, of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

9.                                       Defaulting Initial Purchaser. (a)  If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Issuer on the terms contained in this Agreement. If, within 24 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Issuer shall be entitled to a further period of 24 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Issuer may postpone the Closing Date for up to three full business days in order to effect any changes that in the opinion of counsel for the Issuer or counsel for the Initial Purchasers may be necessary in the Time of Sale Information, the Offering Memorandum or in any other document or arrangement, and the Issuer agrees to promptly prepare any amendment or supplement to the Time of Sale Information or the Offering Memorandum that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 9, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

(b)                                 If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Issuer as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Issuer shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

(c)                                  If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Issuer as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Issuer shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Issuer, NSI or the Guarantors, except that the Issuer and each of the Guarantors will continue to be liable for the payment of expenses as set forth in Section 10 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d)                                 Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Issuer, its affiliates or any non-defaulting Initial Purchaser for damages caused by its default.

10.                                 Payment of Expenses. (a)  Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Issuer and each of the Guarantors jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and, as applicable, the Exchange Securities and any taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Issuer’s, NSI’s and the Guarantors’ counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representative may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related reasonable fees and expenses of one counsel for the Initial Purchasers in connection therewith); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with the application for the inclusion of the Securities on the PORTAL Market and the approval of the Securities for book-entry transfer by DTC; (ix) all expenses incurred by the Issuer in connection with any “road show” presentation to potential investors; and (x) the costs of creating and perfecting the security interests as contemplated by the Security Agreements (including the related reasonable costs of counsel for the Initial Purchasers in connection therewith) and the fees and expenses of the Collateral Agents (including the reasonable fees and expenses of their professional advisors). It is understood, however, that except as provided in this Section, Section 7 and Section 9, the Initial Purchasers will pay all of their costs and expenses, including the fees and expenses of their counsel and any advertising expenses connected with any offers they may make.

(b)                                 If (i) this Agreement is terminated pursuant to Section 8, (ii) the Issuer for any reason fails (other than by reason of a breach of this Agreement by the Initial Purchasers) to tender the Securities for delivery to the Initial Purchasers or (iii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement, the Issuer and each of the Guarantors jointly and severally agree to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.

11.                                 Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon (a) the parties hereto and their respective successors and any controlling persons referred to herein and (b)(i) the affiliates, officers and directors of each Initial Purchaser and (ii) the officers and directors of the Issuer and each of the Guarantors, in the case of clauses (b)(i) and (b)(ii) above, referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

12.                                 Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Issuer, Novamerican Steel and each of the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of the Issuer, Novamerican Steel, the Guarantors or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Issuer, Novamerican Steel, the Guarantors or the Initial Purchasers.

13.                                 Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “Exchange Act” means the Securities Exchange Act of 1934, as amended; (d) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; and (e) the term “written communication” has the meaning set forth in Rule 405 under the Securities Act.

14.                                 Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (the “Related Proceedings”) may be instituted in the federal courts of the United States located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding (each such judgment, a “Related Judgment”), as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth below shall be effective service of process for any Related Proceeding brought in any Specified Court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum. Each party not located in the United States irrevocably appoints CT Corporation System as its agent to receive service of process or other legal summons for purposes of any Related Proceeding that may be instituted in any Specified Court.

15.                                 Waiver of Immunity. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts and, with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

16.                                 Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than U.S. dollars, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Initial Purchasers could purchase U.S. dollars with such other currency in New York City on the business day preceding that on which final judgment is given. The obligations of the Issuer, Novamerican Steel and each Guarantor in respect of any sum due from them to any Initial Purchaser shall, notwithstanding any judgment in any currency other than U.S. dollars, not be discharged until the first business day, following receipt by such Initial Purchaser of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Initial Purchaser may in accordance with normal banking procedures purchase U.S. dollars with such other currency; if the U.S. dollars so purchased are less than the sum originally due to such Initial Purchaser hereunder, the Issuer, Novamerican Steel and each Guarantor agree, as a separate obligation and notwithstanding any such judgment, to indemnify such Initial Purchaser against such loss. If the U.S. dollars so purchased are greater than the sum originally due to such Initial Purchaser hereunder, such Initial Purchaser agrees to pay to the Issuer, Novamerican Steel and the Guarantors (but without duplication) an amount equal to the excess of the U.S. dollars so purchased over the sum originally due to such Initial Purchaser hereunder.

17.                                 Miscellaneous. (a)  Authority of the Representative. Any action by the Initial Purchasers hereunder may be taken by J.P. Morgan Securities Inc. on behalf of the Initial Purchasers, and any such action taken by J.P. Morgan Securities Inc. shall be binding upon the Initial Purchasers.

Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Initial Purchasers shall be given to the Representative c/o J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017 (fax:  (212)-270-1063);

Attention: Timothy Collins. Notices to the Issuer, Novamerican Steel and the Guarantors shall be given to them at Symmetry Holdings Inc., 28 West 44th Street, 16th Floor, New York, New York 10036, (fax: (646)-429-1541); Attention: General Counsel.

(b)                                 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(c)                                  Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(d)                                 Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(e)                                  Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

NOVAMERICAN STEEL FINCO INC.,

By	/s/ Karen G. Narwold
Name: Karen G. Narwold
Title: Secretary

SYMMETRY HOLDINGS INC.,

By	/s/ Domenico Lepore
Name: Domenico Lepore
Title: President

NOVAMERICAN STEEL HOLDINGS INC.,

By	/s/ Karen G. Narwold
Name: Karen G. Narwold
Title: Secretary

Accepted:  November 14, 2007

J.P. MORGAN SECURITIES INC.

For itself and on behalf of the
several Initial Purchasers listed
in Schedule 1 hereto.

By	/s/ David A. Dwyer
Authorized Signatory
David A. Dwyer
Executive Director

Schedule 1

Initial Purchaser	Principal Amount
J.P. Morgan Securities Inc.	$210,010,500.00

CIBC World Markets Corp.	$104,989,500.00

Total	$315,000,000.00

Schedule 2

Guarantors

Symmetry Holdings Inc.

Novamerican Steel Holdings Inc.

Integrated Steel Industries, Inc.

American Steel and Aluminum Corporation

Nova Tube and Steel, Inc.

Novamerican Tube Holdings, Inc.

Nova Tube Indiana, LLC

Schedule 3(a)

Mortgaged Properties

One West Albany Drive, Colonie (Albany), NY

11111 Leadbetter Road, Hanover Industrial Park, Ashland, VA

27 Elm Street, Auburn, MA

197 Dexter Street, Cumberland, RI

2751 Spring Garden Drive, Lower Swatara Township, Dauphin County, PA

419/425 Homestead Avenue, Hartford, CT

1080/1050 University Avenue, Norwood, MA

115 Wallace Avenue, South Portland, ME

4601 Crown Road, Clay (Syracuse), NY

600 Dean Sievers Place, Falls Township, Buck County, PA

1195 Port Road, Jeffersonville, IN

Schedule 3(b)

Filing Jurisdictions

No. of Properties	STATE	COUNTY/TOWN
1	Connecticut	City of Hartford
1	Indiana	Clark
1	Maine	Cumberland
2	Massachusetts	Norfolk Worcester
2	New York	Albany Onondaga
2	Pennsylvania	Bucks Dauphin
1	Rhode island	Town of Cumberland
1	Virginia	Hanover

Schedule 3(c)

Canadian Mortgaged Properties

1.                                       830 South Service Road, Stoney Creek, Ontario

2.                                       553 Léon Harmel Street, Granby, Québec

3.                                       424 St.-Vallier Street, Granby, Québec

4.                                       50 Pacifique Street East, Bromont, Québec

Schedule 3(d)

Canadian Mortgage Jurisdictions

1.                                       Ontario

2.                                       Quebec

Schedule 4

Joining Parties

Integrated Steel Industries, Inc.

American Steel and Aluminum Corporation

Nova Tube and Steel, Inc.

Novamerican Tube Holdings, Inc.

Nova Tube Indiana, LLC

Novamerican Steel Inc.

Schedule 5(a)

Subsidiaries of NSI

Prior to commencement of the Transactions:

156499 Canada Inc., a Canadian corporation

McKendwell Investments Inc., a Canadian corporation

165948 Canada Inc., a Canadian corporation

Nova Steel Ltd., a Canadian corporation — Acier Nova Ltée

Acier Metco Inc., a Quebec company

Integrated Steel Industries, Inc., a Delaware corporation

Nova Tube Inc., a Québec company — Tube Nova Inc.

Nova Tube Ontario Inc., a Canadian corporation — Tube Nova Ontario Inc.

Cresswell Industries Inc., a Canadian corporation — Industries Cresswell Inc.

Nova Steel Processing Centre Ltd., a Canadian corporation — Centre de Traitement Aeier Nova Ltée

Argo Steel Ltd., a Québec company — Acier Argo Ltée

Hencorp LLC, a Delaware limited liability company

Chriscorp ULC, a Nova Scotia unlimited liability company

Delta Tube Inc., a Québec company that is 60% owned by Nova Steel Ltd. — Tubes Delta Inc.

Tubes Delta, Société en Commandite, a Québec limited partnership that is 60% owned by Nova Steel Ltd. and of which Delta Tube Inc. is the General Partner — Delta Tube and Company Limited

American Steel and Aluminum Corporation, a Massachusetts corporation

Nova Tube and Steel, Inc., a Delaware corporation

Novamerican Tube Holdings, Inc. (Placements Novamerican Tube Inc.), a Delaware corporation

Annaco General Partnership, a Delaware general partnership

Nova Tube Indiana, LLC, a Delaware limited liability company

4421591 Canada Inc., a Canadian corporation

Schedule 5(b)

Subsidiaries of the Issuer

1.                                       Prior to the consummation of the Transactions:

632421 N.B. Ltd., a New Brunswick corporation

632422 N.B. Ltd., a New Brunswick corporation

2.                                       After consummation of the Transactions:

Integrated Steel Industries, Inc., a Delaware corporation

American Steel and Aluminum Corporation, a Massachusetts corporation

Nova Tube and Steel, Inc., a Delaware corporation

Novamerican Tube Holdings, Inc., a Delaware corporation

Nova Tube Indiana, LLC, a Delaware limited liability company

Novamerican Steel Inc., a Canadian corporation

632422 N.B. Ltd., a New Brunswick corporation

Delta Tube Inc., a Québec company that will be 60% owned by Novamerican Steel Inc. — Tubes Delta Inc.

Tubes Delta, Société en Commandite, a Québec limited partnership that will be 60% owned by Novamerican Steel Inc. and of which Delta Tube Inc. is the General Partner — Delta Tube and Company Limited

3217928 Nova Scotia Company

3217930 Nova Scotia Company

3218088 Nova Scotia Company

Acier Metco Inc., a Quebec company

4421591 Canada Inc., a Canadian corporation

Argo Steel Ltd., a Québec company

Nova Tube Inc., a Québec company

Hencorp LLC, a Delaware limited liability company

Schedule 5(c)

Subsidiaries of Symmetry

1.                                       Prior to consummation of the Transactions:

Novamerican Steel Holdings Inc., a Delaware corporation

Novamerican Steel Finco Inc., a Delaware corporation

All subsidiaries of the Issuer listed in Schedule 5(b)(1)

2.                                       After consummation of the Transactions:

Novamerican Steel Holdings Inc., a Delaware corporation

Novamerican Steel Finco Inc., a Delaware corporation

All subsidiaries of the Issuer listed in Schedule 5(b)(2)

ANNEX A

Additional Time of Sale Information

1.                                       Term sheet containing the terms of the securities, substantially in the form of Annex B.

2.                                       Electronic Road Show Presentation, dated November 2, 2007.

ANNEX B

Novamerican Steel Finco Inc.

Pricing Term Sheet

Issuer:		Novamerican Steel Finco Inc.
Security Description:		Senior Secured Notes
Distribution:		144A/RegS w/ Registration Rights
Face:		$315,000,000
Gross Proceeds:		$315,000,000
Net Proceeds to Issuer:		$305,550,000
Coupon:		11.50%
Maturity:		November 15, 2015
Offering Price:		The initial purchasers may offer the notes from time to time, in the over-the-counter market or through negotiated transactions at market prices or negotiated prices.
Benchmark:		UST 4.5% due 11/15/2015
Ratings:		B3/B-
Interest Pay Dates:		November 15 and May 15
Beginning:		May 15, 2008
Equity Clawback:		Up to 35% at 111.50%
Until:		November 15, 2010
Optional redemption:		On or after:	Price:
		November 15, 2011	105.750%
		November 15, 2012	102.875%
		November 15, 2013 and thereafter	100.000%
Change of control:		Put @ 101% of principal plus accrued interest
Trade Date:		November 14, 2007
Settlement Date:	(T+1)	November 15, 2007
CUSIP:		144A: 66987YAA1
Reg S: U6695TAA8
ISIN:		USU6695TAA89
Denominations:		2,000x1,000

Bookrunners:		JPMorgan
CIBC World Markets
Comments:
Certain U.S. federal income tax matters:

The notes may be issued with original issue discount (“OID”) in an amount equal to the difference between their principal amount and their issue price. The “issue price” of each Note will be the first price at which a substantial amount of the notes is sold (other than to an underwriter, placement agent or wholesaler). To the extent there is any OID, Note holders generally will be required to include such OID in gross income as it accrues, in advance of the receipt of cash attributable to that income and regardless of the holder’s regular method of accounting for U.S. federal income tax purposes.

For a summary of certain U.S. federal income tax consequences of the purchase, ownership and disposition of the notes, you are encouraged to read “Certain U.S. federal income tax consequences” attached to this Pricing Term Sheet as Annex A. The information included in Annex A to this Pricing Term Sheet supersedes and replaces in its entirety the information set forth under the caption “Certain U.S. federal income tax consequences” in the Preliminary Offering Memorandum.

Capitalized terms used but not defined in this term sheet have the meanings assigned to such terms in the Issuer’s Preliminary Offering Memorandum dated October 29, 2007 (the “Preliminary Offering Memorandum”).

The notes have not been registered under the U.S. Securities Act of 1933, as amended, and are being offered only to qualified institutional buyers under Rule 144A and outside the United States in compliance with Regulation S.

This term sheet is qualified in its entirety by reference to the Preliminary Offering Memorandum. The information in this term sheet supplements the Preliminary Offering Memorandum and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum.

ANNEX A

Certain U.S. federal income tax consequences

To ensure compliance with Internal Revenue Service Circular 230, you are hereby notified that any discussion of tax matters set forth in this offering memorandum was written in connection with the promotion or marketing of the transactions or matters addressed herein and was not intended or written to be used, and cannot be used by any prospective investor, for the purpose of avoiding tax-related penalties under federal, state or local tax law. Each prospective investor should seek advice based on its particular circumstances from an independent tax advisor.

The following is a summary of certain U.S. federal income tax consequences of the purchase, ownership and disposition of the notes as of the date hereof. Except where noted, this summary deals only with notes that are held as capital assets by holders who purchase the notes for cash upon original issuance at their initial offering price. As used herein, a “U.S. holder” means a beneficial owner of the notes that is for U.S. federal income tax purposes any of the following:

•                                          an individual citizen or resident of the United States;

•                                          a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•                                          an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•                                          a trust if it (1) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

The term “non-U.S. holder” means a beneficial owner of the notes (other than a partnership or any other entity treated as a partnership for U.S. federal income tax purposes) that is not a U.S. holder.

This summary does not represent a detailed description of the U.S. federal income tax consequences applicable to you if you are a person subject to special tax treatment under the U.S. federal income tax laws, including, without limitation:

•                                          a dealer in securities or currencies;

•                                          a financial institution;

•                                          a regulated investment company;

•                                          a real estate investment trust;

•                                          a tax-exempt organization;

•                                          an insurance company;

•                                          a person holding the notes as part of a hedging, integrated, conversion or constructive sale transaction or a straddle;

•                                          a trader in securities that has elected the mark-to-market method of accounting for your securities;

•                                          a person liable for alternative minimum tax;

•                                          a partnership or other pass-through entity for U.S. federal income tax purposes;

•                                          a U.S. holder whose “functional currency” is not the U.S. dollar;

•                                          a controlled foreign corporation;

•                                          a passive foreign investment company; or

•                                          a U.S. expatriate.

This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury regulations, administrative rulings and judicial decisions as of the date hereof. Those authorities may be changed, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those summarized below.

If a partnership (including any entity classified as a partnership for U.S. federal income tax purposes) holds notes, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. If you are a partnership or a partner in a partnership holding notes, you should consult your own tax advisors.

This summary does not represent a detailed description of the U.S. federal income tax consequences to you in light of your particular circumstances and does not address the effects of any state, local or non-United States tax laws. It is not intended to be, and should not be construed to be, legal or tax advice to any particular purchaser of notes. If you are considering the purchase of notes, you should consult your own tax advisors concerning the particular U.S. federal income tax consequences to you of the ownership of the notes, as well as the consequences to you arising under the laws of any other taxing jurisdiction.

Certain tax consequences to U.S. holders

The following is a summary of certain U.S. federal income tax consequences that will apply to U.S. holders of the notes.

Payments of interest

Except as set forth below, qualified stated interest on a note will generally be taxable to you as ordinary income at the time it is paid or accrued in accordance with your method of accounting for tax purposes. If the notes are not issued with more than a de minimis amount at original issue discount (“OID”), as described below, all the interest payable on the notes will be qualified stated interest.

Original issue discount

Depending upon the issue price of the notes, the notes may be issued with OID in an amount equal to the difference between their “stated redemption price at maturity” (the sum of all payments to be made on the notes other than “qualified stated interest”) and their “issue price.” You should be aware that you generally must include OID in gross income in advance of the receipt of cash attributable to that income. OID is considered de minimis if the total OID is less than twenty-five basis points (.25%), multiplied by the number of full years from the issue date to the maturity date of the Note. However, you generally will not be required to include separately in income cash payments received on the notes, even if denominated as interest, to the extent such payments do not constitute “qualified stated interest” (as defined below).

This summary is based upon final Treasury regulations addressing debt instruments issued with OID.

The “issue price” of each note will be the first price at which a substantial amount of that particular offering is sold (other than to an underwriter, placement agent or wholesaler). The term “qualified stated interest” means stated interest that is unconditionally payable in cash or in property (other than debt instruments of the issuer), and meet all of the following conditions:

•                                          it is payable at least once per year;

•                                          it is payable over the entire term of the note; and

•                                          it is payable at a single fixed rate or, subject to certain conditions, based on one or more interest indices.

The stated interest payments on the notes are qualified stated interest.

The amount of OID that you must include in income if you are the initial U.S. holder of a note is the sum of the “daily portions” of OID with respect to the note for each day during the taxable year or portion of the taxable year in which you held such note (“accrued OID”). The daily portion is determined by allocating to each day in any “accrual period” a pro rata portion of the OID allocable to that accrual period. The “accrual period” for a note may be of any length and may vary in length over the term of the note, provided that each accrual period is no longer than one year and each scheduled payment of principal or interest occurs on the first day or the final day of an accrual period. The amount of OID allocable to any accrual period is an amount equal to the excess, if any, of:

•                                          the product of the note’s adjusted issue price at the beginning of such accrual period and its yield to maturity (determined on the basis of compounding at the close of each accrual period and properly adjusted for the length of the accrual period), over

•                                          the aggregate of all qualified stated interest allocable to the accrual period.

OID allocable to a final accrual period is the difference between the amount payable at maturity (other than a payment of qualified stated interest) and the adjusted issue price at the beginning of the final accrual period. Special rules will apply for calculating OID for an initial short accrual period. The “adjusted issue price” of a note at the beginning of any accrual period is equal to its issue price increased by the accrued OID for each prior accrual period and reduced by any payments made on such note (other than qualified stated interest) on or before the first day of the accrual period. Under these rules, you will have to include in income increasingly greater amounts of OID in successive accrual periods. We are required to provide information returns stating the amount of OID accrued on notes held of record by persons other than corporations and other exempt holders.

You may elect to treat all interest on a note as OID and calculate the amount includible in gross income under the constant yield method described above. The election is to be made for the taxable year in which you acquired the note, and may not be revoked without the consent of the Internal Revenue Service (“IRS”). You should consult with your own tax advisors about this election.

Sale, exchange, retirement, or other taxable disposition of notes

Upon the sale, exchange, retirement, or other taxable disposition of a note, you generally will recognize gain or loss equal to the difference between the amount realized upon the sale, exchange, retirement, or other taxable disposition (less an amount equal to any accrued qualified stated interest that you did not previously include in income, which will be taxable as interest income) and the adjusted tax basis of the note. Your adjusted tax basis in a note will, in general, be your cost for the note increased by the amount of OID, if any  previously included in income.

Any gain or loss you recognize will be capital gain or loss and will be long-term capital gain or loss if at the time of sale, exchange, retirement or other disposition, the note has been held for more than one year. Capital gains of noncorporate U.S. holders (including individuals) derived with respect to capital assets held for more than one year are eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.

Certain tax consequences to non-U.S. holders

The following is a summary of certain U.S. federal income tax consequences that will apply to non-U.S. holders of notes.

U.S. federal withholding tax

The 30% U.S. federal withholding tax will not apply to any payment of interest (including OID, if applicable) on the notes under the “portfolio interest rule,” provided that:

•                                          interest paid on the notes is not effectively connected with your conduct of a trade or business in the United States;

•                                          you do not actually (or constructively) own 10% or more of the total combined voting power of all classes of our voting stock within the meaning of the Code and applicable United States Treasury regulations;

•                                          you are not a controlled foreign corporation that is related to us actually or constructively through stock ownership;

•                                          you are not a bank whose receipt of interest on the notes is described in Section 881(c)(3)(A) of the Code; and

•                                          either (a) you provide your name and address on an IRS Form W-8BEN (or other applicable form), and certify, under penalties of perjury, that you are not a United States person as defined under the Code or (b) you hold your notes through certain foreign intermediaries and satisfy the certification requirements of applicable United States Treasury regulations. Special certification rules apply to non-U.S. holders that are pass-through entities rather than corporations or individuals.

If you cannot satisfy the requirements described above, payments of interest (including OID, if applicable) made to you will be subject to the 30% U.S. federal withholding tax, unless you provide us with a properly executed:

•                                          IRS Form W-8BEN (or other applicable form) certifying an exemption from or reduction in withholding under the benefit of an applicable income tax treaty; or

•                                          IRS Form W-8ECI (or other applicable form) certifying interest paid on the notes is not subject to withholding tax because it is effectively connected with your conduct of a trade or business in the United States (as discussed below under “—U.S. federal income tax”).

The 30% U.S. federal withholding tax generally will not apply to any payment of principal or gain that you realize on the sale, exchange, retirement or other disposition of a note.

U.S. federal income tax

If you are engaged in a trade or business in the United States and interest (including OID, if applicable) on the notes is effectively connected with the conduct of that trade or business (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment), then you will be subject to U.S. federal income tax on that interest (including OID, if applicable)on a net income basis (although you will be exempt from the 30% U.S. federal withholding tax, provided the certification requirements discussed above in “—U.S. federal withholding tax” are satisfied) in generally the same manner as if you were a United States person as defined under the Code. In addition, if you are a foreign corporation, you may be subject to a branch profits tax equal to 30% (or lower applicable income tax treaty rate) of such interest (including OID, if applicable), subject to adjustments.

Any gain realized on the disposition of a note generally will not be subject to U.S. federal income tax unless:

•                                          the gain is effectively connected with your conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment); or

•                                          you are an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other conditions are met.

Information reporting and backup withholding

U.S. holders

In general, information reporting requirements will apply to certain payments of principal and interest (including OID, if applicable) paid on the notes and to the proceeds of the sale or other disposition of a note paid to you (unless you are an exempt recipient such as a corporation). Backup withholding may apply to such payments if you fail to provide a taxpayer identification number or a certification that you are not subject to backup withholding, or if you fail to report in full dividend and interest income.

Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against your U.S. federal income tax liability provided the required information is timely furnished to the IRS.

Non-U.S. holders

Generally, we must report to the IRS and to you the amount of interest (including OID, if applicable) paid to you and the amount of tax, if any, withheld with respect to those payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which you reside under the provisions of an applicable income tax treaty.

In general, you will not be subject to backup withholding with respect to payments of interest (including OID, if applicable) on the notes that we make to you provided that we do not have actual knowledge or reason to know that you are a United States person as defined under the Code, and we have received from you the required certification that you are a non-U.S. holder described above in the fifth bullet point under “—Certain tax consequences to non-U.S. holders—U.S. federal withholding tax.”

Information reporting and, depending on the circumstances, backup withholding will apply to the proceeds of a sale or other disposition (including a redemption) of notes within the United States or conducted through certain United States-related financial intermediaries, unless you certify to the payor under penalties of perjury that you are a non-U.S. holder (and the payor does not have actual knowledge or reason to know that you are a United States person as defined under the Code), or you otherwise establish an exemption.

Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against your U.S. federal income tax liability provided the required information is timely furnished to the IRS.

ANNEX C

Restrictions on Offers and Sales Outside the United States(1)

In connection with offers and sales of Securities outside the United States:

(a)                                  Each Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.

(b)                                 Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i)                                     Such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act.

(ii)                                  None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.

(iii)                               At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, such Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchase Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S.”

(1)          Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Purchase Agreement (the “Purchase Agreement”) to which this Annex C is attached.

(iv)                              Such Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Issuer.

(v)                                 Such Initial Purchaser has not solicited and will not solicit offers for the Securities from, and will not offer the Securities to, or for the account or benefit of, a resident of Canada or within Canada, except those persons that the Initial Purchaser reasonably believes are “accredited investors” (as defined under Canadian Securities Laws), provided, further, that in the cause of this clause (v), in purchasing such Securities such persons are deemed to have so represented and agreed as provided under the caption “Representation and Agreement by Purchasers” contained in the Canadian Offering Memorandum.

Terms used in paragraph (a) and this paragraph (b) and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

(c)                                  Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i)                                     it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the United Kingdom Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of any Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Issuer or the Guarantors; and

(ii)                                  it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

(d)                                 Each Initial Purchaser acknowledges that no action has been or will be taken by the Issuer that would permit a public offering of the Securities, or possession or distribution of any of the Time of Sale Information, the Offering Memorandum, any Issuer Written Communication or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required.

(e)                                  In connection with  offers and sales in Canada, the Initial Purchasers represent and warrant, severally and not jointly, (A) that they will not offer, sell or deliver Securities directly or indirectly in Canada except pursuant to exemptions from the prospectus requirements of Canadian Securities Laws and not in violation of a Canadian Securities Laws, and (B) that (i) they are properly registered under the Canadian Securities Laws of each of the applicable provinces in which Securities are offered by way of private placement (the “Relevant Provinces”), (ii) they will distribute Securities in any Relevant Provinces only through affiliates which are properly registered under the Canadian Securities Laws of such Relevant Provinces and in such case will distribute the Securities only in accordance with such registration or (iii) they will distribute Securities in any Relevant Province only in accordance with exemptions from the registration requirements of applicable Canadian Securities Laws. The Initial Purchasers

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acknowledge that the Securities have not been qualified under Canadian Securities Laws and may not be offered or sold in Canada except in accordance with this paragraph.

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ANNEX D-1

[Form of Opinion of Kelley Drye & Warren LLP](2)

(1)                                  Each of Symmetry and the Issuer has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, and has the corporate power and authority necessary to own or hold its properties and to conduct its business as described in the Offering Memorandum and the Time of Sale Information and is duly qualified to transact business and in good standing in each jurisdiction listed opposite its name in Annex B hereto.

(2)                                  Each of the Guarantors incorporated or formed in the State of Delaware (the “Delaware Guarantors”) has been duly organized, is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, has the corporate or limited liability company (as applicable) power and authority to own its property and to conduct its business as described in the Offering Memorandum, except as otherwise noted therein, and is duly qualified to transact business and is in good standing in each jurisdiction listed opposite its name on Annex B hereto.

(3)                                  Symmetry has an authorized capitalization as set forth in each of the Time of Sale Information and the Offering Memorandum under the heading “Capitalization”; and all the outstanding shares of capital stock or other equity interests of the Issuer and each of the Delaware Guarantors have been duly and validly authorized and issued, are fully paid and are non-assessable.

(4)                                  Each of Symmetry, the Issuer and each of the Delaware Guarantors has full corporate or limited liability company (as applicable) right, power and authority to execute and deliver each of the Transaction Documents to which it is a party and to perform its obligations thereunder; and all action required to be taken by it for the due and proper authorization, execution and delivery by it of each of the Transaction Documents to which it is a party, and the consummation by it of the transactions contemplated thereby has been duly and validly taken.

(5)                                  The Indenture has been duly authorized, executed and delivered by the Issuer, Symmetry and each of the Delaware Guarantors and, assuming due execution and delivery thereof by the Trustee, constitutes a valid and legally binding agreement of the Issuer, Symmetry and each of the Guarantors enforceable against the Issuer, Symmetry and each of the Guarantors in accordance with its terms; and the Indenture conforms in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

(6)                                  The Securities have been duly authorized, executed and delivered by the Issuer and, when duly authenticated as provided in the Indenture and paid for as provided in the

(2)          Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Purchase Agreement (the “Purchase Agreement”) to which this Annex D-1 is attached.

Purchase Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Issuer enforceable against the Issuer in accordance with their terms, and will be entitled to the benefits of the Indenture; and the Guarantees have been duly authorized by each of Symmetry and each of the Delaware Guarantors and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided in the Purchase Agreement, will be valid and legally binding obligations of each of Symmetry and each of the Guarantors, as applicable, enforceable against each of Symmetry and each of the Guarantors in accordance with their terms, and will be entitled to the benefits of the Indenture.

(7)                                  The Exchange Securities (including the related guarantees) have been duly authorized by the Issuer, Symmetry and each of the Delaware Guarantors, and, when duly executed, authenticated, issued and delivered as contemplated by the Registration Rights Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Issuer, as issuer, and each of Symmetry and each of the Guarantors, as guarantor, enforceable against the Issuer, Symmetry and each of the Guarantors, as applicable, in accordance with their respective terms, and will be entitled to the benefits of the Indenture.

(8)                                  The Purchase Agreement has been duly authorized, executed and delivered by the Issuer, Symmetry and Novamerican Steel Holdings, Inc. (“Holdings”) and, when duly executed and delivered by the other parties thereto, will constitute a valid and legally binding agreement of the Issuer, Symmetry and Holdings enforceable against the Issuer, Symmetry and Holdings in accordance with its terms. The Registration Rights Agreement has been duly authorized, executed and delivered by the Issuer, Symmetry and each of the Delaware Guarantors and, when duly executed and delivered by the other parties thereto, will constitute a valid and legally binding agreement of the Issuer, Symmetry and each of the Guarantors enforceable against the Issuer, Symmetry and each of the Guarantors in accordance with its terms.

(9)                                  The Collateral Agreement has been duly authorized, executed and delivered by each of the Issuer, Symmetry and each of the Delaware Guarantors and, assuming due execution and delivery thereof by the other parties thereto, constitutes a valid and legally binding agreement of each of the Issuer, Symmetry and each of the Guarantors enforceable against each of the Issuer, Symmetry and each of the Guarantors in accordance with its terms; and the Intercreditor Agreement has been duly authorized, executed and delivered by the Issuer, Symmetry and each of the Delaware Guarantors and, assuming due execution and delivery thereof by the other parties thereto, constitutes a valid and legally binding agreement of the Issuer, Symmetry and each of the Guarantors enforceable against the Issuer, Symmetry and each of the Guarantors in accordance with its terms.

(10)                            The Intercreditor Agreement has been duly authorized, executed and delivered by the Issuer, Symmetry and each of the Delaware Guarantors and, when duly executed and delivered by the other parties thereto, will constitute a valid and legally binding agreement of the Issuer and each of the Post Transaction Subsidiaries (to the extent it is a party thereto), enforceable against the Issuer and each of the Post Transaction Subsidiaries (to the extent it is a party thereto) in accordance with its terms.

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(11)                            The Joinder Agreement has been duly authorized, executed and delivered by the Issuer, Symmetry and each of the Delaware Guarantors.

(12)                            Assuming due authorization, execution and delivery thereof by the parties thereto (other than the Company, the Issuer and the Delaware Guarantors), and without consideration of any laws of Canada which may be applicable thereto, each Transaction Document governed by the laws of the State of New York is, or will be, a valid and legally binding agreement of Novamerican Steel (to the extent Novamerican Steel is, or will be, a party thereto), enforceable against Novamerican Steel in accordance with its terms.

(13)                            Assuming due authorization, execution and delivery of the Intercompany Note by 632421 N.B. Ltd., a New Brunswick Company (“632421”), and without consideration of any laws of Canada which may be applicable thereto, the Intercompany Note (which is governed by the laws of the State of New York) is a valid and legally binding agreement of 632421, enforceable against 632421 in accordance with its terms.

(14)                            Each Transaction Document conforms in all material respects to the description thereof contained in each of the Time of Sale Information and the Offering Memorandum.

(15)                            The execution, delivery and performance by each of the Issuer, Symmetry, Novamerican Steel and each of the Guarantors of each of the Transaction Documents to which it is a party, the issuance and sale of the Securities (including the Guarantees) and compliance by each of the Issuer, Symmetry and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents to the extent applicable to them will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Symmetry or any of the Post Transaction Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to us to which Symmetry or any of the Post Transaction Subsidiaries is a party or by which Symmetry or any of the Post Transaction Subsidiaries is bound or to which any of the property or assets of Symmetry or any of the Post Transaction Subsidiaries is subject, (ii) result in any violation of the provisions of the certificate or incorporation, certificate of formation, by-laws, operating agreement or similar organizational documents of Symmetry, the Issuer or any of the Delaware Guarantors or (iii) result in the violation of any law or statute or, to our knowledge, any judgment, order, or decree of any court or governmental or regulatory authority, having jurisdiction over Symmetry or any of the Post Transaction Subsidiaries except, (A) in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, result in a Material Adverse Effect and (B) in the case of clause (i) above, with respect to liens arising under the Transaction Documents.

(16)                            No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by Symmetry, the Issuer, Novamerican and each of the Guarantors of any of the Transaction Documents to which each is a party, the issuance and sale of the Securities (including the Guarantees) and compliance by each of Symmetry, the Issuer and

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each of the Guarantors with the terms thereof and the consummation by them of the transactions contemplated by the Transaction Documents on their part to be consummated, except for such consents, approvals, authorizations, orders and registrations or qualifications (i) as may be required under applicable state securities laws in connection with the purchase and resale of the Securities (including the Guarantees) by the Initial Purchasers, (ii) as may be required with respect to the Exchange Securities (including the related guarantees) under the Securities Act and applicable state securities laws as contemplated by the Registration Rights Agreement or (iii) to the extent that the failure to obtain a consent, approval, authorization, order, registration or qualification, in each case related solely to the consummation of the Acquisition and not to any financing transactions (including the offering and sale of the Securities) related thereto, would not, individually or in the aggregate, have a Material Adverse Effect.

(17)                            To our knowledge, except as described in each of the Time of Sale Information and the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which Symmetry or any of the Post Transaction Subsidiaries is or might reasonably be expected to be a party or to which any property of Symmetry or any of the Post Transaction Subsidiaries is or may be the subject that we believe, individually or in the aggregate, if determined adversely to Symmetry or any of the Post Transaction Subsidiaries, would reasonably be expected to have a Material Adverse Effect; and to our knowledge, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others.

(18)                            The descriptions in each of the Time of Sale Information and the Offering Memorandum of the Securities and any United States statutes, legal, governmental and regulatory proceedings; and the statements in each of the Time of Sale Information and the Offering Memorandum under the heading “Certain Federal Income Tax Considerations”, in each case, insofar as such descriptions or statements constitute summaries of the terms of the Securities, legal matters, documents or proceedings referred to therein, fairly summarize the matters described therein in all material respects.

(19)                            Neither Symmetry nor any of the Post Transaction Subsidiaries is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Time of Sale Information and the Offering Memorandum, none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act.

(20)                            Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Issuer as described in each of the Time of Sale Information and the Offering Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

(21)                            Assuming the accuracy of the representations, warranties and agreements of Symmetry, the Issuer, Novamerican Steel, the Guarantors and the Initial Purchasers contained in the Purchase Agreement and the Joinder Agreement, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by the Purchase Agreement, the Time of Sale Information and the Offering Memorandum, to register the Securities under the

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Securities Act or to qualify the Indenture under the Trust Indenture Act, it being understood that no opinion is expressed as to any subsequent resale of any of the Securities.

(22)                            The Collateral Agreement is effective to create in favor of the U.S. Collateral Agent, for the benefit of the Secured Parties, a security interest in the Collateral described therein in which a security interest may be created under Article 9 of the New York UCC.

(23)                            Upon delivery to the U.S. Collateral Agent in the State of New York of all certificates evidencing the Pledged Securities described on Annex C hereto (such certificates, the “Certificates”), issued or endorsed in the name of the U.S. Collateral Agent or in blank or together with stock powers or note powers properly executed in the name of the U.S. Collateral Agent or in blank, the security interest in such Pledged Securities described on Annex C hereto in favor of the U.S. Collateral Agent, for the benefit of the Secured Parties, will be perfected and assuming that the U.S. Collateral Agent has taken possession of the Certificates and such accompanying endorsements or powers without notice, at or prior to the time of delivery thereof to the U.S. Collateral Agent, of any adverse claim within the meaning of Section 8-102(a)(i) of the New York UCC, the U.S. collateral Agent has acquired a security interest in such Pledged Securities free of any adverse claim.

(24)                            The UCC-1 financing statements (the “Financing Statements”) in the forms attached as Annex D hereto are in appropriate form for filing in the office of the Secretary of the State of Delaware (the “Delaware Filing Office”). Upon filing of the Financing Statements in the Delaware Filing Office, the security interest of the U.S. Collateral Agent, for the benefit of the Secured Parties, in the Collateral described therein will be perfected under the UCC in effect in the State of Delaware (the “Delaware UCC”) to the extent that a security interest in such Collateral can be perfected by the filing of a financing statement in the Delaware Filing Office.

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ANNEX D-2

[Form Of Opinion of Davies Ward Phillips & Vineberg LLP And Stewart Mckelvey](3)

(1)                                  Novamerican is a corporation amalgamated under the Canada Business Corporations Act.

(2)                                  632421 N.B. Ltd. (“632421”) is a corporation incorporated under the New Brunswick Business Corporations Act.

(3)                                  632422 N.B. Ltd. (“632422”) is a corporation incorporated under the New Brunswick Business Corporations Act.

(4)                                  The authorized capital of Novamerican consists of an unlimited number of common shares and an unlimited number of preferred shares. Novamerican Steel Finco Inc. is the registered holder of [   ] common shares of Novamerican, which represents all of the issued and outstanding share capital of Novamerican (the “Novamerican Pledged Shares”).

(5)                                  All necessary corporate action has been taken by Novamerican to authorize the pledge and transfer of the Novamerican Pledged Shares(4) in favour of the U.S. Collateral Agent, for the benefit of the Secured Parties, pursuant to the US Collateral Agreement.(5)

(6)                                  The authorized capital of 632422 consists of an unlimited number of common shares without nominal or par value. Novamerican is the registered holder of [   ] common shares of 632422 which represents all of the issued and outstanding share capital of 632422 (the “632422 Pledged Shares”).

(7)                                  All necessary corporate action has been taken by 632422 to authorize the pledge and transfer of the 632422 Pledged Shares in favour of the Canadian Collateral Agent for the benefit of the Issuer, pursuant to the Canadian Collateral Agreement.(6)

(8)           Each of Novamerican and 632421 has the corporate power and authority to execute and deliver each of the Transaction Documents to which it is a party and to perform its obligations thereunder. All corporate action required to be taken by Novamerican or 632421, as applicable, for the due and proper authorization, execution and delivery of each of the Transaction Documents has been duly and validly taken. (7)

(3)          Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Purchase Agreement (the “Purchase Agreement”) to which this Annex C is attached.

(4)          This refers to the shares of the Issuer in Novamerican.

(5)          If the restrictions on transfer are removed, this opinion is not required.

(6)          If the restrictions on transfer are removed, this opinion is not required.

(7)          Corporate opinions on 632421 to be given by NB counsel, where applicable.

(9)                                  Each of the Intercreditor Agreement, the Joinder Agreement and the Intercompany Note(s) has been duly executed and delivered by Novamerican and 632421, as applicable, to the extent that Applicable Laws(8) apply to such execution and delivery. (9)

(10)                            Each of the Canadian Security Documents to which Novamerican is a party has been duly executed and delivered by Novamerican and constitutes a legal, valid and binding obligation of Novamerican enforceable against Novamerican in accordance with its terms.

(11)                            The Intercompany Note(s) to which 632421 is a party has been duly executed and delivered by 632421.

(12)                            The execution, delivery and performance by Novamerican of each of the Transaction Documents to which it is a party and compliance by Novamerican with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents and the Plan of Arrangement does not (i) result in any violation of the provisions of the articles or by-laws of Novamerican or (ii) result in the violation of any Applicable Laws.

(13)                            The execution, delivery and performance by 632421 of each of the Transaction Documents to which it is a party and compliance by 632421 with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents and the Plan of Arrangement does not (i) result in any violation of the provisions of the articles or by-laws of 632421 or (ii) result in the violation of any Applicable Laws.

(14)                            No consent, approval, authorization, order, registration or qualification of or with any court or governmental or regulatory authority is required at this time in connection with the execution, delivery and performance by Novamerican of any of the Transaction Documents to which it is a party and compliance by Novamerican with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, other than the registration of the Quebec Hypothec in the relevant registries.

(15)                            No consent, approval, authorization, order, registration or qualification of or with any court or governmental or regulatory authority is required at this time in connection with the execution, delivery and performance by 632421 of any of the Transaction Documents to which it is a party and compliance by 632421 with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents.

(16)                            The Arrangement is effective as of the date hereof in accordance with subsection 192(8) of the Canada Business Corporations Act.

(17)                            By virtue of Applicable Laws, Novamerican is liable for all of the obligations of 632421 under the Intercompany Note(s).

(18)                            The Canadian Collateral Agreement creates valid security interests in favour of the Canadian Collateral Agent, in the Intercompany Note Collateral to which the Ontario Personal Property Security Act (Ontario) (“PPSA”) applies in which Novamerican now has

(8)          To be defined in each opinion.

(9)          Corporate opinions on 632422 to be given by NB counsel, where applicable.

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rights to secure payment and performance of its obligations under the Intercompany Note(s) and is sufficient to create valid security interests in favour of the Collateral Agent in the Intercompany Note Collateral to which the PPSA applies in which Novamerican hereafter acquires rights when those rights are acquired by Novamerican, securing payment and performance of the obligations under the Intercompany Note.

(19)                            The security interest of the U.S. Collateral Agent in the Novamerican Pledged Shares represented by certificated securities (as defined in the Securities Transfer Act, 2006 (Ontario)) has been perfected by control (as defined in the Securities Transfer Act, 2006 (Ontario)) of the Novamerican Pledged Shares by the U.S. Collateral Agent and accordingly the security interest of the U.S. Collateral Agent has priority over any other security interest in the Novamerican Pledged Shares to which the PPSA applies.(10)

(20)                            The security interest of the Canadian Collateral Agent in the 632422 Pledged Shares represented by certificated securities (as defined in the Securities Transfer Act, 2006 (Ontario)) has been perfected by control (as defined in the Securities Transfer Act, 2006 (Ontario)) and accordingly the security interest of the Canadian Collateral Agent has priority over any other security interest in the 632422 Pledged Shares to which the PPSA applies.(11)

(21)                            Upon registration of the Canadian Mortgage at the relevant land registry office, the charge created thereunder will constitute a good and valid charge, enforceable against the mortgagee in accordance with its terms to secure payment and performance of the obligations of Novamerican under the Intercompany Note(s).

(22)                            The Quebec Hypothec creates a valid hypothec in favour of the Canadian Collateral Agent, as fondé de pouvoir, up to a principal amount of CDN$400,000,000.00 with interest thereon at the rate of  25% per annum in the Charged Property (as defined in the Quebec Hypothec) to secure the payment and performance of Novamerican’s obligations under the Intercompany Note(s).

(23)                            Registration has been made in all public offices provided under the laws of Ontario as are necessary to preserve, protect or perfect the security interest created under the Canadian Collateral Agreement. No further or subsequent filings, recordings or registrations in the Province of Ontario are necessary in order to preserve or perfect the security interests created by the Canadian Collateral Agreement.(12)

(24)                            Attached as a schedule to this opinion is a report showing the results of the searches conducted in the public offices and registries in Ontario under the statutes specified therein against the current legal name of Novamerican and all former names of Novamerican disclosed by such counsel’s corporate search and of its predecessors by amalgamation and current as of the respective currency dates indicated therein. Such statutes are the only statutes of Ontario where liens of the types expressed to be created by or under the Canadian Collateral Agreement in personal property would ordinarily or customarily be the subject of a filing,

(10)    This opinion to be given if it has been determined that perfection by control occurs in Ontario.

(11)    This opinion to be given if it has been determined that perfection by control occurs in Ontario.

(12)    Note that confirmation of registration of the Quebec Hypothec will only become available after the issuance of this opinion. Similar opinion to be provided by Quebec counsel once Quebec Hypothec is registered.

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registration or recording in order to create, preserve, perfect and protect the liens expressed to be created thereby or thereunder. The only filings, registrations or recordings against the current or former names of Novamerican disclosed by such searches are set out in such schedule.

(25)                            In any proceeding in a court of competent jurisdiction in the Province of Ontario (an “Ontario Court”) for the enforcement of the Transaction Documents(13), the Ontario Court would apply the laws of the State of New York (“New York Law”), in accordance with the parties’ choice of New York Law in the Transaction Documents, to all issues which under the conflict of laws rules of the Province of Ontario are to be determined in accordance with the proper law of a contract, provided that:

(a)                                  the parties’ choice of New York Law in the Transaction Documents is bona fide and legal and there is no reason for avoiding the choice on the grounds of public policy, as such criteria would be applied by the Ontario Court; and

(b)                                 in any such proceeding, and notwithstanding the parties’ choice of New York Law in the Transaction Documents, the Ontario Court:

(i)	will not take judicial notice of the provisions of New York Law, but will only apply such provisions if they are pleaded and proven by expert testimony;

(ii)	will apply Applicable Laws that under Applicable Laws would be characterized as procedural and will not apply any New York Law that under Applicable Laws would be characterized as procedural;

(iii)	will apply provisions of Applicable Laws that have overriding effect;

(iv)	will not apply any New York Law if its application would be contrary to public policy, as such term is interpreted under Applicable Laws (“Public Policy”);

(v)

will not apply any New York Law if such application would be characterized under Applicable Laws as the direct or indirect enforcement of a foreign revenue, expropriatory, penal or other public law; and

(vi)	will not enforce the performance of any obligation that is illegal under the laws of any jurisdiction in which the obligation is to be performed.

(26)                            An Ontario Court would give a judgment based upon a final and conclusive in personam judgment of a court exercising jurisdiction in the State of New York (a “New York Court”) for a sum certain, obtained against the Corporation with respect to a claim arising out of the Transaction Documents (a “New York Judgment”), without reconsideration of the merits(14):

(a)                                  provided that:

(13)    This opinion should be limited to documents governed by New York law.

(14)    This opinion should be limited to documents where there is submission to a New York court.

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(i)	an action to enforce the New York Judgment is commenced in the Ontario Court within any applicable limitation period;

(ii)

the Ontario Court has discretion to stay or decline to hear an action on the New York Judgment if the New York Judgment is under appeal or there is another subsisting judgment in any jurisdiction relating to the same cause of action as the New York Judgment;

(iii)	the Ontario Court will render judgment only in Canadian dollars; and

(iv)	an action in the Ontario Court on the New York Judgment may be affected by bankruptcy, insolvency or other laws affecting the enforcement of creditors’ rights generally; and

(b) subject to the following defences:

(i)	that the New York Judgment was obtained by fraud or in a manner contrary to the principles of natural justice;

(ii)	that the New York Judgment is for a claim which under Applicable Laws would be characterized as based on a foreign revenue, expropriatory, penal or other public law;

(iii)

that the New York Judgment is contrary to Public Policy or to an order made by the Attorney General of Canada under the Foreign Extraterritorial Measures Act (Canada) or by the Competition Tribunal under the Competition Act (Canada) in respect of certain judgments referred to in these statutes; or

(iv)	that the New York Judgment has been satisfied or is void or voidable under New York Law.

(27)                            In any proceeding in a court of competent jurisdiction in the Province of Québec (a “Québec Court”) for the enforcement of the Transaction Documents, the Québec Court would recognize the choice of New York Law as the proper law governing the Transaction Documents as chosen by the parties therein and apply such law to issues which under conflict of law rules of Québec are to be dealt with in accordance with the governing law of the Transaction Documents, provided that(15):

(c)                                  such choice of law is bona fide (in the sense that it was not made with a view to avoiding the consequences of the laws of any other jurisdiction) and such choice of law is not manifestly inconsistent with public order, as that term is understood in international relations by a Québec Court (Article 3081 C.C.Q.); and

(d)                                 in any such proceeding, and notwithstanding the parties’ choice of New York Law:

(15) This opinion should be limited to documents governed by New York law.

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(i)

the Québec Court will not take judicial notice of the New York Law unless it has been pleaded and its content established and, if required by the Québec Court, proof of such New York Law has been made by, among other means, expert testimony or the production of a certificate drawn up by a jurisconsult (Article 2809 C.C.Q.);

(ii)	the Québec Court will not apply the provisions of New York Law if their application would be manifestly inconsistent with public order as understood in international relations (Article 3081 C.C.Q.);

(iii)

if the Transaction Documents contain no foreign element, they will be subject to the mandatory provisions of the law of the jurisdiction which would apply if none were designated (Article 3111 para. 2 C.C.Q.);

(iv)	evidence will be governed by the law applicable to the merits of the dispute, subject to any rules of the Québec Court which are more favourable to the establishment of evidence (Article 3130 C.C.Q.);

(v)	matters of procedure will be governed by the laws of the Province of Québec (Article 3132 C.C.Q.);

(vi)	the Québec Court will apply provisions of the laws of the Province of Québec and the federal laws of Canada applicable therein, that have overriding effect (Article 3076 C.C.Q.); and

(vii)

the Québec Court will not directly or indirectly enforce the obligations resulting from the taxation laws of foreign jurisdictions unless in such foreign jurisdictions the obligations resulting from the taxation laws of Québec are recognized and enforced.

(28)                            Upon a motion brought before it, a Québec Court would recognize and declare enforceable a final and enforceable civil judgment in personam, not subject to ordinary remedy, for a sum certain of a New York Court against the parties to the Transaction Documents in connection with an action arising out of said Transaction Documents if(16):

(e)                                  the New York Court rendering such judgment had jurisdiction, as recognized by the Québec Court (Article 3155(1) C.C.Q.);

(f)                                    such judgment was not obtained by fraud or in a manner contrary to natural justice or in contravention of the fundamental principles of procedure (Article 3155(3) C.C.Q.);

(g)                                 a dispute between the same parties, based on the same facts and having the same object, has not given rise to a decision rendered in the Province of Québec, whether it has acquired the authority of a final judgment (res judicata) or not, or is not pending before a Québec authority, in the first instance, or has been decided

(16) This opinion should be limited to documents where there is submission to a New York court.

6

in another jurisdiction but the decision does not meet the necessary conditions for recognition in the Province of Québec (Article 3155(4) C.C.Q.);

(h)                                 the outcome of such foreign judgment is not manifestly inconsistent with public order as understood in international relations (Article 3155(5) C.C.Q.) or contrary to any order made by the Attorney General of Canada under the Foreign Extraterritorial Measures Act (Canada) or by the Competition Tribunal under the Competition Act (Canada) in respect of certain judgments referred to in these statutes;

(i)                                     such judgment does not directly or indirectly enforce obligations arising from taxation laws of foreign jurisdictions unless in such foreign jurisdictions the obligations resulting from the taxation laws of Québec are recognized and enforced, or arising from other laws of a public nature, such as expropriatory or penal laws (Article 3155(6) and 3162 C.C.Q.); and

(j)                                     the motion to enforce such judgment is commenced in the Province of Québec within applicable limitation periods in the Province of Québec.

(29)                            The distribution of the Securities by the Initial Purchasers to purchasers in each of the provinces of [   ] will be exempt from the prospectus requirements of the applicable Canadian securities laws and no filing, proceeding, approval, consent or authorization is required to be made, taken or obtained under said securities laws to permit the distribution by the Initial Purchasers of the Securities to the purchasers in each such province, other than such filings as are required to be made pursuant to National Instrument 45-106 – Prospectus and Registration Exemptions.

(30)                            The first trade of the Securities in each of the provinces of [   ], other than a trade which is otherwise exempt under applicable Canadian securities laws, will be a distribution but will not be subject to the prospectus requirements of such securities laws, provided that at the date of such trade:

(k)                                    The Issuer is and has been a reporting issuer in a jurisdiction of Canada for the four months immediately preceding the date of such first trade;

(l)                                       at least four months and one day have elapsed from the “distribution date” (as such term is defined in National Instrument 45-102 - Resale of Securities (“NI 45-102”) of the Securities;

(m)                                 the certificates representing the Securities carry the legend, or an ownership statement issued under a direct registration system or other electronic book-entry system acceptable to the regulator bears a legend restriction notation, to the effect provided by Section 2.5(2)3(b) of NI 45-102;

(n)                                   the trade is not a “control distribution” (as such term is defined in NI 45-102);

7

(o)                                 no unusual effort is made to prepare the market or to create a demand for the Securities that are the subject of the trade;

(p)                                 no extraordinary commission or consideration is paid to a person or company in respect of the trade;

(q)                                 if the selling security holder is an “insider” or “officer” of the Issuer (as such terms are defined under the applicable securities laws), the selling security holder has no reasonable grounds to believe that the Issuer is in default of “securities legislation” (as such term is defined in National Instrument 14-101 (“NI 14-101”)); and

(r)                                    in the case of the first trades subject to the securities laws of the Province of Manitoba, the trade is not a “control distribution” as such term is defined in NI 45-102 and is not a transaction involving a purchase or sale or a repurchase or resale that is incidental to a “primary distribution to the public” as defined under the securities laws of the Province of Manitoba.

In rendering such opinion, such counsel may rely as to matters of fact on certificates of responsible officers of Novamerican and public officials that are furnished to the Initial Purchasers. Such opinion shall include customary qualifications, limitations and assumptions.(17)

The opinion of Davies Ward Phillips & Vineberg LLP described above shall be rendered to the Initial Purchasers at the request of Novamerican and shall so state therein.

(17) Davies will rely on New Brunswick counsel for New Brunswick opinions, where applicable.

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ANNEX D-3

[Form of Opinion of Nutter, McClennen & Fish, LLP](18)

1.                                       American Steel and Aluminum Corporation, a Massachusetts corporation (“MA Guarantor”) is validly existing as a corporation under Massachusetts law and in good standing with the Secretary of The Commonwealth of Massachusetts, is authorized to transact business as a foreign corporation in the states listed on Schedule 3. MA Guarantor has the corporate power (i) to own its properties and conduct its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and (ii) to execute and deliver the Transaction Documents in which it is named as a party and to perform its obligations thereunder.

2.                                       MA Guarantor has duly authorized, executed, and delivered the Transaction Documents in which it is named as a party, and such Transaction Documents constitute its valid and binding agreements enforceable against it in accordance with their terms.

3.                                       The execution and delivery by each of the MA Guarantor of the Transaction Documents to which it is a party does not and the performance by it of its obligations thereunder will not (i) violate Massachusetts law or federal law, (ii) to our knowledge violate any court order, judgment, or decree applicable to the MA Guarantor, or (iii) violate its charter or by-laws.

4.                                       All the outstanding shares of capital stock or other equity interests of the MA Guarantor have been duly and validly authorized and issued, are fully paid and are non-assessable.

5.                                       No consent, approval, license, or exemption by, or order or authorization of, or filing, recording, or registration with, any governmental authority is required to be obtained by the MA Guarantor in connection with the execution and delivery of the Transaction Documents to which it is a party or the performance by it of its obligations thereunder, except as provided in paragraphs 6 and 7 hereof.

6.                                       The provisions of the Collateral Agreement are effective under the Uniform Commercial Code as in effect in The Commonwealth of Massachusetts (the “UCC”) to create a valid security interest in the Collateral Agent’s favor in so much of the Collateral (as defined in the Collateral Agreement) as constitutes personal property to which Article 9 of the UCC is applicable. Under the UCC, while a debtor is located in a jurisdiction, the local law of that jurisdiction governs the perfection of a non-possessory security interest by the filing of a financing statement. The MA Guarantor is located, for purposes of the UCC, in Massachusetts. The UCC-1 financing statements attached hereto as Exhibit B are in appropriate form for filing with the Massachusetts Secretary of the Commonwealth. Accordingly, upon the due filing of the UCC-1 financing statements attached hereto as Exhibit B with the Massachusetts Secretary of the Commonwealth, in accordance with Section 9-516 of the UCC, the Collateral Agent will have a perfected security interest in such portion of the Collateral in which the perfection of a security interest can be effected by the filing of a financing statement under the UCC.

(18) Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Purchase Agreement (the “Purchase Agreement”) to which this Annex D-3 is attached.

7.                                       The MA Mortgages when (A) duly executed by the president and treasurer (B) notarized and (C) delivered with the appropriate legal descriptions attached, will:

(a)               be in proper form for recording with the appropriate Registry of Deeds listed on Schedule 1 for the county in which the Mortgaged Property is located, provided that the MA Mortgages must be recorded with a certificate of legal existence and good standing of the MA Guarantor issued by the Secretary of the Commonwealth of Massachusetts; and

(b)              when recorded in the Registry of Deeds listed on Schedule 1 next to the name of the Mortgaged Property, create in favor of the Collateral Agent a legal, valid and binding lien on the real property and fixtures described in each MA Mortgage, enforceable as such against the MA Guarantor.

8.                                       No taxes or other charges, including, without limitation, intangible or documentary stamp taxes, mortgage or recording taxes, transfer taxes or similar charges, are payable to Massachusetts or to any jurisdiction therein on account of the execution or delivery or recording or filing of the MA Mortgages or any of the other Transaction Documents or the creation of the indebtedness evidenced or secured by any of the Transaction Documents, as applicable, except for nominal filing or recording fees.

9.                                       The recording of the MA Mortgages with the registries of deeds described on Schedule 1 are the only actions, recordings or filings necessary to publish notice and protect the validity of and to establish of record the rights of the parties under the MA Mortgages.

10.                                 Upon the assumption that all of the applicable provisions of Massachusetts law relating to the preservation of the right to seek a deficiency after the foreclosures of real property have been complied with by the Collateral Agent, the transfer of all or any portion of the Mortgaged Property in connection with the exercise of any remedy under the MA Mortgages, including, without limitation, by way of judicial foreclosure, will not restrict, affect or impair the liability of the MA Guarantor with respect to the indebtedness secured thereby or the Collateral Agent’s rights or remedies relating thereto, including the foreclosure or enforcement of any other security interest or liens securing such indebtedness, and the laws of Massachusetts do not require a lienholder to elect to pursue its remedies either against mortgaged real property or personal property where such lienholder holds security interests and liens on both real and personal property of a debtor.

11.                                 The courts of Massachusetts will enforce those provisions in the Transaction Documents which provide that the validity, construction and enforceability of the Transaction Documents will be governed by the laws of New York, provided, however, that the courts of Massachusetts may apply the internal law of Massachusetts to determine the perfection and the effect of perfection or nonperfection of the liens created under such documents and the application of remedies in enforcing such liens with respect to property located in Massachusetts.

12.                                 Under the Massachusetts criminal usury statute, M.G.L. Chapter 271, Section 49 of the General Laws of the Commonwealth of Massachusetts (the “Massachusetts Usury Statute”), “any lender subject to control, regulation or examination by any state or federal regulatory

2

agency” is exempt from the provisions thereof. With your permission, we have assumed that each of the Initial Purchasers is subject to state and/or federal control, regulation or examination within the meaning of the Massachusetts Usury Statute. Based on such assumption, the Transaction Documents executed by the MA Guarantor will not violate the Massachusetts Usury Statute. If all or any portion of the Securities were transferred to or otherwise held by an entity that is not a “lender subject to control, regulation or examination by any state or federal regulatory agency,” we note that subsection (d) of the Massachusetts Usury Statute provides, in relevant part, that, subject to compliance with the further conditions thereof, the provisions of the Massachusetts Usury Statute “shall not apply to any person who notifies the attorney general of his intent to engage in a transaction or transactions which . . . would be proscribed [by the Massachusetts Usury Statute] . . . providing [sic] any such person maintains records of any such transaction.” Accordingly, assuming the application of currently existing statutory, regulatory, and decisional law in the Commonwealth of Massachusetts with respect to usury, any subsequent holder of all or any of the Securities that is not a lender subject to state or federal regulation would not be subject to the usury prohibition contained in Massachusetts Usury Statute, provided such holder (i) files the requisite notice with the Massachusetts Attorney General, (ii) does not publicly advertise the fact of such notification nor use the fact of such notification to solicit business (except that such notification may be revealed to an individual upon his inquiry), (iii) maintains records of the applicable transaction(s) described in the notice, which records must contain the name and address of the applicable borrower(s), the amount borrowed, the interest and expenses to be paid by the applicable borrower(s), the date that each loan is made and the date or dates on which any payment is due, (iv) makes such records available to the Attorney General of Massachusetts for the purposes of inspection upon any request received from the Attorney General, (v) notifies the Attorney General if such holder’s name and/or address changes and (vi) renews such notification prior to the second anniversary of the filing thereof.

13.                                 Entering into the Transaction Documents with the MA Guarantor will not in and of itself cause the Collateral Agent or any Initial Purchaser to be found to be transacting business (requiring that they register under Massachusetts corporate law as a foreign corporation) or doing banking business in Massachusetts.

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Exhibit A

[FORM OF REGISTRATION RIGHTS AGREEMENT]

Exhibit B

[Form of Joinder Agreement]

$315,000,000

NOVAMERICAN STEEL FINCO INC.

11.5% Senior Secured Notes due 2015

JOINDER TO THE PURCHASE AGREEMENT

J.P. Morgan Securities Inc.

As Representative of the

several Initial Purchasers listed

in Schedule 1 to the Purchase Agreement

c/o J.P. Morgan Securities Inc.

270 Park Avenue

New York, New York 10017

Ladies and Gentlemen:

Reference is made to the Purchase Agreement dated November 14, 2007 (the “Purchase Agreement”), among Novamerican Steel Finco Inc., a Delaware corporation (the “Issuer”), Symmetry Holdings Inc., a Delaware corporation, Novamerican Steel Holdings Inc., a Delaware corporation, and J.P. Morgan Securities Inc., as representative for the several initial purchasers listed in Schedule 1 thereto (the “Initial Purchasers”), concerning the purchase of the Securities (such term and each other capitalized term used but not defined herein having the meaning assigned to it in the Purchase Agreement) from the Issuer by the Initial Purchasers. This Joinder Agreement (this “Agreement”) is the Joinder Agreement referred to in Section 6(n) of the Purchase Agreement.

Each of the Issuer, Novamerican Steel and the Guarantors agree that this Agreement is being executed and delivered in connection with the issue and sale of the Securities pursuant to the Purchase Agreement and to induce the Initial Purchasers to purchase the Securities thereunder. This Agreement is being executed on the Closing Date, concurrently with the consummation of the sale of Securities pursuant to the Purchase Agreement and the consummation of the other Transactions.

1.                                       Joinder. Each of Novamerican Steel and the Guarantors listed on Schedule 1 hereto hereby agrees to be become bound by the terms, conditions and other provisions of the Purchase Agreement as Novamerican Steel or a Guarantor, as applicable, with all attendant rights, duties and obligations stated therein, with the same force and effect as if originally named therein as a party and as if such party executed the Purchase Agreement on the date thereof.

2.                                       Representations, Warranties and Agreements of the Issuer, Novamerican Steel and the Guarantors. The Issuer, Novamerican Steel and the Guarantors, jointly and severally, represent and warrant to, and agree with, each Initial Purchaser on and as of the date hereof that:

(a)                                  Each of the Issuer, Novamerican Steel and the Guarantors has the corporate or other organizational power to execute and deliver this Agreement and all corporate or other organizational action required to be taken by each of them for the due and proper authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby has been duly and validly taken; this Agreement has been duly authorized, executed and delivered by each of the Issuer, Novamerican Steel and the Guarantors and constitutes a valid and legally binding agreement of each of the Issuer, Novamerican Steel and the Guarantors, enforceable against each of the Issuer, Novamerican Steel and the Guarantors in accordance with its terms, subject to the Enforceability Exceptions;

(b)                                 the representations, warranties and agreements set forth in Section 3 of the Purchase Agreement are true and correct on and as of the date hereof; and

(c)                                  Nothing has come to the attention of the Issuer or any of the Guarantors that has caused the Issuer or any of the Guarantors to believe that the statistical and market-related data included in each of the Time of Sale Information and the Offering Memorandum is not based on or derived from sources that are reliable and accurate in all material respects.

3.                                       GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

4.                                       Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (the “Related Proceedings”) may be instituted in the federal courts of the United States located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding (each such judgment, a “Related Judgment”), as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum. Each party not located in the United States irrevocably appoints CT Corporation System as its agent to receive service of process or other legal summons for purposes of any Related Proceeding that may be instituted in any Specified Court.

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5.                                       Waiver of Immunity. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts and, with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

6.                                       Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than U.S. dollars, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Initial Purchasers could purchase U.S. dollars with such other currency in New York City on the business day preceding that on which final judgment is given. The obligations of the Issuer, Novamerican Steel and each Guarantor in respect of any sum due from them to any Initial Purchaser shall, notwithstanding any judgment in any currency other than U.S. dollars, not be discharged until the first business day, following receipt by such Initial Purchaser of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Initial Purchaser may in accordance with normal banking procedures purchase U.S. dollars with such other currency; if the U.S. dollars so purchased are less than the sum originally due to such Initial Purchaser hereunder, the Issuer, Novamerican Steel and each Guarantor agree, as a separate obligation and notwithstanding any such judgment, to indemnify such Initial Purchaser against such loss. If the U.S. dollars so purchased are greater than the sum originally due to such Initial Purchaser hereunder, such Initial Purchaser agrees to pay to the Issuer, Novamerican Steel and the Guarantors (but without duplication) an amount equal to the excess of the U.S. dollars so purchased over the sum originally due to such Initial Purchaser hereunder.

7.                                       Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

8.                                       Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

9.                                       Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

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If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

NOVAMERICAN STEEL FINCO INC.,

By
Name:
Title:

SYMMETRY HOLDINGS INC.,

By
Name:
Title:

NOVAMERICAN STEEL HOLDINGS INC.,

By
Name:
Title:

INTEGRATED STEEL INDUSTRIES, INC.,

By
Name:
Title:

AMERICAN STEEL AND ALUMINUM
CORPORATION,

By
Name:
Title:

NOVA TUBE AND STEEL, INC.,

By
Name:
Title:

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NOVAMERICAN STEEL INC.,

By
Name:
Title:

NOVAMERICAN TUBE HOLDINGS, INC.,

By
Name:
Title:

NOVA TUBE INDIANA, LLC,

By
Name:
Title:

Accepted: November 15, 2007

J.P. MORGAN SECURITIES INC.

For itself and on behalf of the
several Initial Purchasers listed
in Schedule 1 to the Purchase Agreement.

By
Authorized Signatory

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Schedule 1

Joining Parties

Integrated Steel Industries, Inc.

American Steel and Aluminum Corporation

Nova Tube and Steel, Inc.

Novamerican Tube Holdings, Inc.

Nova Tube Indiana, LLC

Novamerican Steel Inc.